FINANCING AND SECURITY AGREEMENT
                                      Dated
                                  July 10, 2003
                                 By and Between
                     Manufacturers and Traders Trust Company
                                       And
                                  Payments Inc.







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                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS                                                                                             1

Section 1.1       Certain Defined Terms.                                                                          1
Section 1.2       Accounting Terms and Other Definitional Provisions.                                            19
Section 1.3       Interpretive Provisions.                                                                       19

ARTICLE II THE CREDIT FACILITIES                                                                                 20
Section 2.1       The Revolving Credit Facility.                                                                 20
      2.1.1    Revolving Credit Facility.                                                                        20
      2.1.2    Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans.                  20
      2.1.3    Computation of Borrowing Base.                                                                    21
      2.1.4    Borrowing Base Report.                                                                            22
      2.1.5    Revolving Credit Note.                                                                            22
      2.1.6    Mandatory Prepayments of Revolving Loan.                                                          23
      2.1.7    Optional Prepayments of Revolving Loan.                                                           23
      2.1.8    Optional Reduction of Revolving Credit Committed Amount.                                          23
      2.1.9    The Collateral Account.                                                                           23
      2.1.10   Revolving Loan Account.                                                                           24
      2.1.11   Revolving Credit Unused Line Fee.                                                                 24
      2.1.12   Early Termination Fee.                                                                            25
Section 2.2       Interest and Certain Fees.                                                                     25
      2.2.1    Applicable Interest Rates.                                                                        25
      2.2.2    Payment of Interest.                                                                              25
      2.2.3    Commitment Fee.                                                                                   25
      2.2.4    Administration Fees                                                                               25
      2.2.5    Arrangement Fee.                                                                                  26
      2.2.6    Monitoring Fees.                                                                                  26
      2.2.7    Computation of Interest and Fees.                                                                 26
      2.2.8    Maximum Interest Rate.                                                                            26
Section 2.3       General Financing Provisions.                                                                  26
      2.3.1    Borrower's Representatives.                                                                       26
      2.3.2    Use of Proceeds of the Loan.                                                                      27
      2.3.3    Payments.                                                                                         27
      2.3.4    Liens; Setoff.                                                                                    27
      2.3.5    Requirements of Law.                                                                              28
      2.3.6    ACH Transactions and Hedge Transactions.                                                          28

ARTICLE III THE COLLATERAL                                                                                       28
Section 3.1       Debt and Obligations Secured.                                                                  28
Section 3.2       Grant of Liens.                                                                                28
Section 3.3       Perfection Certificate.                                                                        29
Section 3.4       Personal Property.                                                                             29
      3.4.1    Promissory Notes, etc.                                                                            29
      3.4.2    Patents, Copyrights and Other Property Requiring Additional Steps to Perfect.                     30
Section 3.5       Record Searches.                                                                               30
Section 3.6       Real Property.                                                                                 30
Section 3.7       Costs.                                                                                         31


                                      (i)

Section 3.8       Release.                                                                                       31
Section 3.9       Inconsistent Provisions.                                                                       31

ARTICLE IV REPRESENTATIONS AND WARRANTIES                                                                        32
Section 4.1       Representations and Warranties.                                                                32
      4.1.1    Subsidiaries.                                                                                     32
      4.1.2    Good Standing.                                                                                    32
      4.1.3    Power and Authority.                                                                              32
      4.1.4    Binding Agreements.                                                                               32
      4.1.5    No Conflicts.                                                                                     33
      4.1.6    No Defaults, Violations.                                                                          33
      4.1.7    Margin Stock.                                                                                     33
      4.1.8    Investment Company Act; Margin Securities.                                                        33
      4.1.9    Litigation.                                                                                       34
      4.1.10   Financial Condition.                                                                              34
      4.1.11   Full Disclosure.                                                                                  34
      4.1.12   Indebtedness for Borrowed Money.                                                                  34
      4.1.13   Subordinated Debt.                                                                                34
      4.1.14   Parent Subordinated Debt Documents.                                                               35
      4.1.15   Taxes.                                                                                            35
      4.1.16   ERISA.                                                                                            35
      4.1.17   Title to Properties.                                                                              35
      4.1.18   Patents, Trademarks, Etc.                                                                         36
      4.1.19   Premium Finance Licenses.                                                                         36
      4.1.20   Employee Relations.                                                                               36
      4.1.21   Presence of Hazardous Materials or Hazardous Materials Contamination.                             37
      4.1.22   Perfection and Priority of Collateral.                                                            37
      4.1.23   Places of Business and Location of Collateral.                                                    37
      4.1.24   Business Information.                                                                             37
      4.1.25   Equipment.                                                                                        38
      4.1.26   Receivables.                                                                                      38
      4.1.27   Compliance with Eligibility Standards.                                                            38
Section 4.2       Survival; Updates of Representations and Warranties.                                           38

ARTICLE V CONDITIONS PRECEDENT                                                                                   39
Section 5.1       Conditions to the Initial Advance.                                                             39
      5.1.1    Organizational Documents - Borrower.                                                              39
      5.1.2    Opinion of Borrower's Counsel.                                                                    39
      5.1.3    Organizational Documents - Corporate Guarantors.                                                  40
      5.1.4    Consents, Licenses, Approvals, Etc.                                                               40
      5.1.5    Note.                                                                                             41
      5.1.6    Financing Documents and Collateral.                                                               41
      5.1.7    Other Financing Documents.                                                                        41
      5.1.8    Documents, Etc.                                                                                   41
      5.1.9    Payment of Fees.                                                                                  41
      5.1.10   Perfection Certificate.                                                                           41
      5.1.11   Recordings and Filings.                                                                           41
      5.1.12   Insurance Certificate.                                                                            41
      5.1.13   Bailee Acknowledgements.                                                                          42
      5.1.14   Field Examination.                                                                                42
      5.1.15   Life Insurance.                                                                                   42
      5.1.16   Subordination Agreements.                                                                         42
      5.1.17   Initial Capital Injection.                                                                        42
      5.1.18   Servicing.                                                                                        42

                                      (ii)
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      5.1.19   Post Closing Agreement.                                                                           43
Section 5.2       Conditions to all Extensions of Credit.                                                        43
      5.2.1    Compliance.                                                                                       43
      5.2.2    Borrowing Base.                                                                                   43
      5.2.3    Default.                                                                                          43
      5.2.4    Representations and Warranties.                                                                   43
      5.2.5    Adverse Change.                                                                                   43
      5.2.6    Legal Matters.                                                                                    43
      5.2.7    Consents, Licenses, Approvals, Etc.                                                               44
      5.2.8    Initial Capital Injection.                                                                        44

ARTICLE VI COVENANTS OF THE BORROWER                                                                             44
Section 6.1       Affirmative Covenants.                                                                         44
      6.1.1    Financial Statements.                                                                             44
      6.1.2    Reports to SEC and to Stockholders.                                                               45
      6.1.3    Recordkeeping, Rights of Inspection, Field Examination, Etc.                                      45
      6.1.4    Corporate Existence.                                                                              46
      6.1.5    Compliance with Laws.                                                                             46
      6.1.6    Preservation of Properties.                                                                       46
      6.1.7    Line of Business.                                                                                 47
      6.1.8    Insurance.                                                                                        47
      6.1.9    Taxes.                                                                                            47
      6.1.10   ERISA.                                                                                            47
      6.1.11   Notification of Events of Default and Adverse Developments.                                       48
      6.1.12   Hazardous Materials; Contamination.                                                               48
      6.1.13   Disclosure of Significant Transactions.                                                           49
      6.1.14   Key Man Life Insurance.                                                                           49
      6.1.15   Financial Covenants.                                                                              49
      6.1.16   Collection of Receivables.                                                                        51
      6.1.17   Assignments of Receivables.                                                                       51
      6.1.18   Insurance With Respect to Equipment.                                                              51
      6.1.19   Maintenance of the Collateral.                                                                    52
      6.1.20   Equipment.                                                                                        52
      6.1.21   Defense of Title and Further Assurances.                                                          52
      6.1.22   Business Information.                                                                             53
      6.1.23   Subsequent Opinion of Counsel as to Recording Requirements.                                       53
      6.1.24   Use of Premises and Equipment.                                                                    53
      6.1.25   Protection of Collateral.                                                                         54
      6.1.26   Appraisals.                                                                                       54
      6.1.27   Servicing Agreements.                                                                             54
      6.1.28   Borrower's Procedures.                                                                            55
Section 6.2       Negative Covenants.                                                                            56
      6.2.1    Capital Structure, Merger, Acquisition or Sale of Assets.                                         56
      6.2.2    Subsidiaries.                                                                                     56
      6.2.3    Issuance of Stock.                                                                                56
      6.2.4    Purchase or Redemption of Securities; Dividend Restrictions.                                      56
      6.2.5    Indebtedness.                                                                                     56
      6.2.6    Investments, Loans and Other Transactions.                                                        57
      6.2.7    Operating Lease Obligations.                                                                      57
      6.2.8    Stock of Subsidiaries.                                                                            57
      6.2.9    Subordinated Indebtedness.                                                                        57
      6.2.10   Liens; Confessed Judgment.                                                                        58
      6.2.11   Transactions with Affiliates.                                                                     58
      6.2.12   Other Businesses.                                                                                 58
      6.2.13   ERISA Compliance.                                                                                 59


                                      (iii)
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      6.2.14   Prohibition on Hazardous Materials.                                                               59
      6.2.15   Amendments.                                                                                       59
      6.2.16   Method of Accounting; Fiscal Year.                                                                59
      6.2.17   Compensation.                                                                                     59
      6.2.18   Transfer of Collateral.                                                                           60
      6.2.19   Sale and Leaseback.                                                                               60
      6.2.20   Disposition of Collateral.                                                                        60
      6.2.21   Other Businesses.                                                                                 60

ARTICLE VII DEFAULT AND RIGHTS AND REMEDIES                                                                      60
Section 7.1       Events of Default.                                                                             60
      7.1.1    Failure to Pay.                                                                                   60
      7.1.2    Breach of Representations and Warranties.                                                         60
      7.1.3    Failure to Comply with Covenants.                                                                 61
      7.1.4    Default Under Other Financing Documents or Obligations.                                           61
      7.1.5    Receiver; Bankruptcy.                                                                             61
      7.1.6    Involuntary Bankruptcy, etc.                                                                      61
      7.1.7    Judgment.                                                                                         61
      7.1.8    Execution; Attachment.                                                                            62
      7.1.9    Default Under Other Borrowings.                                                                   62
      7.1.10   Challenge to Agreements.                                                                          62
      7.1.11   Material Adverse Effect.                                                                          62
      7.1.12   Change of Control.                                                                                62
      7.1.13   Liquidation, Termination, Dissolution, Change in Management, etc.                                 62
Section 7.2       Remedies.                                                                                      63
      7.2.1    Acceleration.                                                                                     63
      7.2.2    Further Advances.                                                                                 63
      7.2.3    Uniform Commercial Code.                                                                          63
      7.2.4    Specific Rights With Regard to Collateral.                                                        64
      7.2.5    Application of Proceeds.                                                                          65
      7.2.6    Performance by Lender.                                                                            65
      7.2.7    Other Remedies.                                                                                   65

ARTICLE VIII MISCELLANEOUS                                                                                       66
Section 8.1       Notices.                                                                                       66
Section 8.2       Amendments; Waivers.                                                                           66
Section 8.3       Cumulative Remedies.                                                                           67
Section 8.4       Severability.                                                                                  68
Section 8.5       Assignments by Lender.                                                                         68
Section 8.6       Successors and Assigns.                                                                        69
Section 8.7       Continuing Agreements.                                                                         69
Section 8.8       Enforcement Costs.                                                                             69
Section 8.9       Applicable Law; Jurisdiction.                                                                  69
      8.9.1    Applicable Law.                                                                                   69
      8.9.2    Jurisdiction.                                                                                     70
      8.9.3    Service of Process.                                                                               70
Section 8.10      Duplicate Originals and Counterparts.                                                          70
Section 8.11      No Agency.                                                                                     70
Section 8.12      Date of Payment.                                                                               70
Section 8.13      Entire Agreement.                                                                              71
Section 8.14      Waiver of Trial by Jury.                                                                       71
Section 8.15      Liability of the Lender.                                                                       71


                                      (iv)
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Section 8.16      Indemnification.                                                                               71
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                                      (v)
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                        FINANCING AND SECURITY AGREEMENT


     THIS FINANCING AND SECURITY AGREEMENT (this "Agreement") is made this 10th day of July, 2003, by and between PAYMENTS INC., a corporation organized under the laws the State of New York (the "Borrower"), and MANUFACTURERS AND TRADERS TRUST COMPANY, A New York State Bank organized under the laws of the State of New York (the "Lender").


                                    RECITALS

     A. The Borrower has applied to the Lender for certain credit facilities consisting of a revolving credit facility in the maximum principal amount of $18,000,000 to be used by the Borrower for the Permitted Uses described in this Agreement.

     B. The Lender is willing to make the credit facilities available to the Borrower upon the terms and subject to the conditions set forth in this Agreement.


                                   AGREEMENTS


     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 Certain Defined Terms.

     As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

     "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

     "ACH Settlement Risk Reserve" means any and all Reserves that the Lender from time to time establishes, in its sole discretion, with respect to ACH Transactions.

     "ACH Transactions" means any cash management or related services including the automatic clearing house transfer of funds by the Lender for the account of the Borrower pursuant to agreement or overdrafts.

     "Advances"  means  the  collective  reference  to each  advance  under  the
Revolving  Loan  including,   without  limitation,  those  under  Section  2.1.1
(Revolving Credit Facility),

     "Administration   Fees"  has  the  meaning   described  in  Section   2.2.4
(Administration Fees).

     "Affiliate" means, with respect to any designated Person, any other Person,
(a) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated, (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in such designated Person, or (c) five percent (5%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person. For purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.

     "Agreement" means this Financing and Security Agreement, as amended, restated, supplemented or otherwise modified in writing in accordance with the provisions of Section 8.2 (Amendments; Waivers).

     "Arrangement Fee" has the meaning  described in Section 2.2.5  (Arrangement
Fee).

     "Assignment of Life Insurance" means that certain assignment of life insurance as collateral dated the date hereof from the Borrower for the benefit of the Lender, which Assignment of Life Insurance assigns to the Lender all of the right, title and interest of the Borrower in, and to, that certain life insurance policy issued by Zurich Life Insurance of New York on the life of Barry B. Goldstein in the face amount of Four Million Dollars ($4,000,000), as amended, restated, reissued, supplemented or otherwise modified in writing at any time and from time to time.

     "Availability" means at any time (a) the lesser of the Revolving Credit Committed Amount or the Borrowing Base (after giving effect to provisions for Reserves and other adjustments permitted by this Agreement) minus (b) the Revolver Usage.

     "Back-Up Servicing Agreement" means an agreement of the Borrower with a servicer (other than the Servicer) to provide substantially the same services provided by the Servicer under the Servicing Agreement in the event the Servicer does not provide such services, which agreement shall be subject to such other agreements (by way of example and not limitation, an agreement similar to the Servicing Agreement Assignment), and the servicer and all of the foregoing agreements being in form and substance satisfactory to the Lender in the exercise of its sole and absolute discretion from time to time.

     "Bank Products" means any service or facility extended to the Borrower by the Lender or any Affiliate of the Lender including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedge Agreements.

     "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time, and any successor Laws.

     "Borrowing Base" has the meaning described in Section 2.1.3 (Computation of Borrowing Base).

     "Borrowing Base Deficiency" has the meaning described in Section 2.1.3(c).

     "Borrowing Base Report" has the meaning described in Section 2.1.4 (Borrowing Base Report).

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

     "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

     "Capital Expenditure" means an expenditure for Fixed or Capital Assets including, without limitation, the entering into of a Capital Lease.

     "Capitalization" has the meaning set forth in Section 6.1.15(a).

     "Capitalization Ratio" has the meaning set forth in Section 6.1.15(a).

     "Capital Lease" means any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, capitalized on the balance sheet.

     "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with maturities of one (1) year or less from the date of acquisition of, or money market accounts maintained with, the Lender, any Affiliate of the Lender, or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Lender and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of six (6) months or less from the date of acquisition.

     "Cash Flow Coverage Ratio" has the meaning set forth in Section 6.1.15(a) .

     "Closing Date" means July 10, 2003.

     "Collateral" means all property of the Borrower subject from time to time to the Liens of this Agreement, any of the Security Documents and/or any of the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof.

     "Collateral Account" has the meaning described in Section 2.1.9 (The Collateral Account).

     "Commitment" means the Revolving Credit Commitment.

     "Commitment  Fee" has the meaning  described in Section  2.2.3  (Commitment
Fee).

     "Committed Amount" means the Revolving Credit Committed Amount.

     "Compliance Certificate" means a periodic Compliance Certificate furnished by the Borrower in compliance Section 6.1.1(a) (Borrower Information) and in substantially the form attached to this Agreement as EXHIBIT C.

     "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of the Borrower's rights, title and interest in and to
(a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, copyright applications, and all renewals of any of the foregoing, (b) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, current or future infringements of any of the foregoing, (c) the right to sue for past, present and future infringements of any of the foregoing, and (d) all rights corresponding to any of the foregoing throughout the world.

     "Corporate Guarantor" means the Parent, and each of the direct and indirect wholly-owned Subsidiaries of the Parent, as the case may be and each of their respective successors and assigns, and "Corporate Guarantors" means collectively the Parent, such subsidiaries and each of their respective successors and assigns.

     "Corporate Guaranties" means the collective reference to each of those certain guaranties of payment for the benefit of the Lender dated the date hereof to the Lender from the Corporate Guarantors, respectively, as the same may from time to time be amended, restated, supplemented or otherwise modified.

     "Credit Facility" means the Revolving Credit Facility and "Credit Facilities" means collectively the Revolving Credit Facility and any and all other credit facilities now or hereafter extended under or secured by this Agreement.

     "Default" means an event that, with the giving of notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Agreement.

     "Early Termination Fee" has the meaning described in 2.1.12 (Early Termination Fee).

     "EBITDA" has the meaning set forth in Section 6.1.15(a).

     "Eligible Carrier" shall mean a property and casualty insurance company which has an A. M. Best rating of not less than "B" or Standard and Poor's rating of not less than "BBBq", or which is included in EXHIBIT E attached to and made a part of this Agreement, up to and including the aggregate amount of Receivables financing insurance policies of such insurance company as set forth in EXHIBIT E, all as acceptable to the Lender in the exercise of its sole and absolute discretion from time to time.

     "Eligible Receivables" shall mean shall mean any bona fide Receivable that is created by the Borrower in the ordinary course of its business and that satisfies and continues to satisfy, the following requirements:

          (a) the Receivable was created pursuant to a Premium Finance Agreement that is in form and substance acceptable to the Lender, that reflects by its terms and in related payment coupon books and other materials, the Lender as secured creditor to the Borrower;

          (b) the insurance carrier issuing the underlying insurance relating to the Receivable (i) is not a debtor in any case under any chapter of the Bankruptcy Code, is not insolvent, has not made an assignment for the benefit of creditors and is not the subject of any insolvency, liquidation, reorganization, dissolution, receivership, conservatorship, trusteeship or other such proceeding, and (ii) is an Eligible Carrier; provided, however, that a Receivable may be an Eligible Receivable even if the insurance carrier is not an Eligible Carrier provided that (A) such Receivable otherwise meets the criteria of an Eligible Receivable, and (B) the Premium Finance Agreements relating to insurance carriers who are not Eligible Carriers do not exceed an amount equal to twenty percent (20%) of the Borrower's Capitalization at any time;

          (c) the broker or agent of the underlying insurance relating to the Receivable is not a debtor in any case under any chapter of the Bankruptcy Code, is not insolvent, has not made an assignment for the benefit of creditors, and is not the subject of any insolvency, liquidation, reorganization, dissolution, receivership, conservatorship, trusteeship or other such proceeding;

          (d) the Receivable does not relate to an insurance policy that is subject in the ordinary course to audit and adjustment;

          (e) the underlying insurance relating to the Receivable is cancelable by the Borrower and its assignees at any time following a default by the insured and provides for the return of unearned premiums and commissions upon cancellation;

          (f) the rights to the return of unearned premiums and commissions upon cancellation of the underlying insurance relating to the Receivable may be validly assigned to the Borrower and to assignees of the Borrower;

          (g) the amount of unearned premiums or commissions payable upon cancellation of the underlying insurance relating to the Receivable is calculable at all times;

          (h) the Premium Finance Agreement giving rise to the Receivable at the time of execution was in compliance with, and was created, solicited and entered into in compliance with, all applicable laws, statutes, regulations, rules, orders, decrees or injunctions of any governmental body, including all applicable insurance and consumer laws and regulations;

          (i) the Receivable, the related Premium Finance Agreement and the related underlying insurance are each valid, binding and enforceable against each party thereto;

          (j) the Premium Finance Agreement giving rise to the Receivable is fully and properly completed and contains a valid, binding and enforceable assignment to the Borrower of all unearned premiums and commissions payable upon cancellation of the related underlying insurance and such assignment grants the Borrower a perfected first-priority security interest in such unearned premiums and commissions without the necessity of filing any financing statement or of making any other filing or taking any other action;

          (k) the Premium Finance Agreement giving rise to the Receivable gives the Borrower and its assignees a power of attorney or other legal authority that enables the Borrower and its assignees to cancel the underlying insurance;

          (l) the Premium Finance Agreement giving rise to the Receivable is in the possession of the Borrower;

          (m) the Receivable is in compliance with all representations and warranties made with respect thereto in this Agreement, including all representations and warranties made by the Borrower with respect to the Premium Finance Agreement giving rise to the Receivable and with respect to the underlying insurance relating to the Receivable;

          (n) if the related underlying insurance is canceled, cancellation was made before any payment on the Receivable became more than forty-five (45) days past due;

          (o) if the underlying insurance has been canceled, not more than 60 days have elapsed since the date of cancellation;

          (p) if the underlying insurance has been canceled, the unearned premiums and commissions have not been paid;

          (q) except for security interests securing the Obligations and security interests in favor of the Borrower, the Receivable is not subject to any lien or security interest;

          (r) the Receivable has been entered into and tracked by a premium finance software system acceptable to the Lender;

          (s) the Receivable relates to a premium for which the payee on the check or draft used to pay the premium is either: (i) the insurance carrier on the policy securing the Premium Finance Agreement, or (ii) the New York Automobile Insurance Plan (NYAIP), New Jersey Personal Automobile Insurance Plan (NJPAIP) or the Pennsylvania Automobile Insurance Plan (PAIP);

          (t) the Receivable arises under either (i) a Premium Finance Agreement under which the underlying insured is domiciled in the State of New York; or (ii) a Premium Finance Agreement under which the underlying insured is domiciled in the State of New Jersey or the Commonwealth of Pennsylvania, provided, however, the aggregate of such Receivables included among Eligible Receivables on a combined basis shall not exceed seven percent (7%) of all Eligible Receivables and provided, further, that no such Receivables from such State shall be included among Eligible Receivables unless the Lender shall have received an opinion of counsel that the Borrower has the necessary Premium Finance Licenses for such State; and

          (u) the Receivable arises under a Premium Finance Agreement under which the underlying carrier participates in the NYAIP, NJPAIP and/or PAIP.

The Lender may determine from time to time, in its sole and absolute discretion and notwithstanding any previous determinations made by it or the preceding criteria, to exclude from Eligible Receivables specific Receivables or specific categories or types of Receivables, specific components of Receivables, Receivables with respect to which the related underlying insurance is issued by a specific issuer or by specific categories or types of issuers, Receivables arising out of specific Premium Finance Agreements or specific categories or types of Premium Finance Agreements, Receivables with respect to which the related underlying insurance was produced by a specific agent, broker or other producer or by specific categories or types of agents, brokers or other producers, or otherwise to limit Receivables, or the amount of Receivables, which shall constitute Eligible Receivables. Such determinations may be based upon evaluations of risk or any other factors considered relevant by the Lender, whether such factors have or have not heretofore been used, contemplated or foreseen as bases for defining or limiting Eligible Receivables. Any such determination by the Lender to modify Eligible Receivables will be promptly communicated to the Borrower in writing. In order to enable the Lender to make such determinations, the Borrower agrees to furnish, or cause to be furnished, to the Lender from time to time such information and documentation that has been requested and is reasonably available concerning Receivables, Premium Finance Agreements, underlying insurance, issuers of underlying insurance, agents, brokers and other producers of underlying insurance, premium down payments made by insureds with respect to underlying insurance and other matters as the Lender may from time to time request.

     "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, reasonable outside and allocated in-house counsel attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated Section 3.7 (Costs) and/or Section 8.8 (Enforcement Costs), and further including, without limitation, amounts paid to lessors, processors, bailees, warehousemen, sureties, judgment creditors and others in possession of or with a Lien against or claimed against the Collateral, and (c) the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Financing Documents, and/or the Collateral.

     "Equipment" means all equipment, machinery, computers, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and goods (other than inventory) of every nature (including, without limitation, embedded software), presently existing or hereafter acquired or created and wherever located, whether or not the same shall be deemed to be affixed to real property, and all of such types of property leased by the Borrower and all of the Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase), together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment that may be attached to or that are necessary or beneficial for the operation, use and/or disposition of such personal property, all licenses, warranties, franchises and General Intangibles related thereto or necessary or beneficial for the operation, use and/or disposition of the same, together with all Receivables, chattel paper, instruments and other consideration received by the Borrower on account of the sale, lease or other disposition of all or any part of the foregoing, and together with all rights under or arising out of present or future documents and contracts relating to the foregoing and all proceeds (cash proceeds and noncash proceeds) of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any Person that is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

     "Event of Default" has the meaning described in ARTICLE VII (Default and Rights and Remedies).

     "Facilities" means the collective reference to the loan, letter of credit, interest rate protection, foreign exchange risk, cash management, and other credit facilities now or hereafter provided to the Borrower by the Lender whether under this Agreement or otherwise.

     "Fees" means the collective reference to each fee payable to the Lender under the terms of this Agreement or under the terms of any of the other Financing Documents, including, without limitation, the following: Revolving Credit Unused Line Fees, the Early Termination Fee, the Commitment Fee, the Arrangement Fee, the Administration Fees, and Monitoring Fees.

     "Financing Documents" means at any time collectively this Agreement, the Note, the Security Documents, the Personal Guaranty, the Wind Down Guaranty, the Corporate Guaranties, any Hedge Agreement, agreements with respect to Bank Products, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Facilities, and/or any of the Obligations.

     "Fixed or Capital Assets" of a Person at any date means all assets that would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date.

     "Funded Debt" has the meaning set forth in Section 6.1.15(a).

     "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

     "General Intangibles" means all general intangibles of every nature, whether presently existing or hereafter acquired or created, and, without implying any limitation of the foregoing, further means all books and records, commercial tort claims, other claims (including without limitation all claims for income tax and other refunds), payment intangibles, Supporting Obligations, choses in action, causes of action in tort or equity, contract rights, judgments, customer lists, software, Patents, Trademarks, licensing agreements, rights in intellectual property, goodwill (including goodwill of the Borrower's business symbolized by and associated with any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, licenses, letter-of-credit rights, letters of credit, contractual rights, the right to receive refunds of unearned insurance premiums, rights as lessee under any lease of real or personal property, literary rights, Copyrights, service names, service marks, logos, trade secrets, amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures, general or limited partnerships, or limited liability companies or partnerships, rights in applications for any of the foregoing, books and records in whatever media (paper, electronic or otherwise) recorded or stored with respect to any or all of the foregoing, all Supporting Obligations with respect to any of the foregoing, and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash proceeds and noncash proceeds) of the foregoing.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

     "Guarantor" means a Personal Guarantor or a Corporate Guarantor, as the case may be, and "Guarantors" means the Personal Guarantor and all Corporate Guarantors.

     "Guarantor Security Agreements" means the collective reference to those certain Security Agreements dated the same date as this Agreement executed by each of the respective Corporate Guarantors in favor of the Lender, each as amended, restated, modified, substituted, extended and renewed from time to time.

     "Guaranty" means the Personal Guaranty, the Wind Down Guaranty or the Corporate Guaranties, as the case may be, and "Guaranties" means the Personal Guaranty, the Wind Down Guaranty and the Corporate Guaranties.

     "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, acquired or operated by the Borrower is prohibited by any Law similar to those set forth in this definition; and (d) any other substance that by Law requires special handling in its collection, storage, treatment or disposal.

     "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by the Borrower or for which the Borrower has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, acquired or operated by the Borrower, and any other contamination by Hazardous Materials for which the Borrower is, or is claimed to be, responsible.

     "Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, that provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrower's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

     "Hedge Reserve" means any and all Reserves that the Lender from time to time establishes, in its sole discretion, with respect to Hedge Transactions.

     "Hedge   Transactions"  means  the  collective  reference  to  transactions contemplated by one or more Hedge Agreements.

     "Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease
Obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties that are being guarantied or indemnified against by such Person or that are secured by the property of such Person; (f) any obligation of such Person under a employee stock ownership plan or other similar employee benefit plan; (g) any obligation of such Person or a ERISA Affiliate to a Multi-employer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any Hedge Transactions; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and that are not overdue (as determined in accordance with customary trade practices) or that are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

     "Indemnified   Parties"   has  the  meaning  set  forth  in  Section   8.16
(Indemnification).

     "Initial Capital Injection" has the meaning set forth in Section 5.1.17 (Initial Capital Injection).

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.

     "Item of Payment" means each check, draft, cash, money, instrument, item, wire transfer, ACH transfer, other electronic transfer and other remittance, in any form or method whatsoever, in payment or on account of payment of the Receivables or otherwise with respect to any Collateral, including, without limitation, cash proceeds and other proceeds of Collateral; and "Items of Payment" means the collective reference to all of the foregoing.

     "Laws"  means  all  ordinances,   statutes,  rules,  regulations,   orders,
injunctions, writs, or decrees of any Governmental Authority.

     "Lease Obligations" of a Person means for any period the rental commitments of such Person for such period under leases for real and/or personal property (net of rent from subleases thereof, but including taxes, insurance, maintenance and similar expenses that such Person, as the lessee, is obligated to pay under the terms of said leases, except to the extent that such taxes, insurance, maintenance and similar expenses are payable by sublessees), including rental commitments under Capital Leases.

     "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien, financing statement, hypothecation, provision in any instrument or other document for confession of judgment, cognovit or other similar right or other remedy, claim, charge, control over or interest of any kind in real or personal property securing any indebtedness, duties, obligations, and liabilities owed to, or a claimed to be owed to, a Person, all whether perfected or unperfected, avoidable or unavoidable, based on the common law, statute or contract or otherwise, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction or by any bailor in a true bailment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction or by any bailee in a true bailment transaction.

     "Loan" means the Revolving Loan.

     "Loan Notice" has the meaning described in Section 2.1.2 (Procedure for Making Advances).

     "Lockbox" has the meaning described in Section 2.1.9 (The Collateral Account).

     "Material Adverse Effect" means with respect to the applicable Person an effect, either in any case or in the aggregate, which might result in a material adverse change (w) in the business, prospects, condition, affairs or operations of that Person, (x) to that Person's material properties or assets, (y) in the right or ability of that Person to carry on a substantial portion of its operations as now conducted or proposed to be conducted or to perform its obligations under the Financing Documents, or (z) to the value of, or the ability of the Lender to realize upon, the Collateral.

     "Maximum Rate" has the meaning described in Section 2.2.8 (Maximum Interest
Rate).

     "Monitoring Fee" and "Monitoring Fees" have the meanings described in 2.2.6 (Monitoring Fees).

     "Multi-employer Plan" means a Plan that is a Multi-employer plan as defined in Section 4001(a)(3) of ERISA.

     "Net Worth" has the meaning set forth in Section 6.1.15(a).

     "Note"  means   collectively  the  Revolving  Credit  Note  and  any  other promissory note that may from time to time evidence all or any portion of the Obligations.

     "Obligations" means (a) all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower to the Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, each Note, each Security Document, and/or any of the other Financing Documents, the Loans, and/or any of the Facilities including, without limitation, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment fees (if any), letter of credit reimbursement obligations, letter of credit fees or fees charged with respect to any guaranty of any letter of credit; (b) all other present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower to the Lender of any nature whatsoever, including, without limitation, any indebtedness, duties, obligations, and liabilities under or in connection with, any Bank Products, regardless of whether such indebtedness, duties, obligations, and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent; and (c) also means any and all renewals, extensions, substitutions, amendments, restatements and rearrangements of any or all of the foregoing indebtedness, duties, obligations, and liabilities.

     "Parent" means DCAP Group, Inc., a corporation organized and existing under the laws of the State of Delaware, of which the Borrower is a wholly-owned subsidiary.

     "Parent Subordinated Debt" means that certain Indebtedness for Borrowed Money of the Parent in favor of the Parent Subordinated Note Purchasers in an aggregate face principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000).

     "Parent Subordinated Debt Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing,
guarantying  or  otherwise   executed  and  delivered  in  connection  with  the
Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

     "Parent Subordinated Note Purchasers" means, collectively, (a) IRA FBO Stewart R. Spector, Pershing LLC Custodian, (b) IRA FBO Jack D. Seibald, Pershing LLC Custodian, (c) Sanders Opportunity Fund, (d) J.M.J Realty Company,
(e) Take-Two Capital LP, (f) Michael Rosen and Catherine Rosen, (g) Andrew Tarica and (h) Citco Trustees (B.V.I) Limited as Trustee of the MS Deferred Income Trust.

     "Parent Subordination Agreements" means the collective reference to (a) that certain subordination agreement by and between the Parent and the Parent Subordinated Note Purchasers in favor of the Lender, and (b) that certain subordination agreement by and between the Borrower and the Parent Subordinated Note Purchasers in favor of the Lender, as the same may be from time to time amended, restated, supplemented or modified.

     "Patents" means and includes, in each case whether now existing or hereafter arising, all of the Borrower's rights, title and interest in and to
(a) any and all patents and patent applications, (b) any and all inventions and improvements described and claimed in such patents and patent applications, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part of any patents and patent applications, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (e) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Perfection   Certificate"  has  the  meaning   described  in  Section  3.3
(Perfection Certificate).

     "Permitted Liens" means: (a) Liens for Taxes that are not delinquent or that the Lender has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, and such contest operates to suspend collection of the contested Taxes and enforcement of a Lien, (ii) the Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of Lender; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens securing the Obligations; (d) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement or result in the sale or levy of, or execution on, any of the Collateral; (e) purchase money security interests securing Indebtedness for Borrowed Money for the purchase of Equipment in arms-length, commercially reasonable transactions with Persons who are not Affiliates; provided, however, that (i) the indebtedness secured shall not exceed the unpaid purchase price of the Equipment acquired, plus reasonable finance charges and the reasonable costs of collection (including, without limitation, reasonable attorneys fees); (ii) each item of Equipment shall secure only its portion of the indebtedness described in item (i); and (iii) the amount of such indebtedness incurred shall not exceed $50,000 in the aggregate; and (f) such other Liens, if any, as are set forth on Schedule 4.1.22 (Perfection and Priority of Collateral) attached hereto and made a part hereof.

     "Permitted Uses" means the payment of expenses incurred in the ordinary course of the Borrower's business.

     "Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority, or any other organization or entity.

     "Personal Guarantor" means Barry B. Goldstein and his heirs, personal representatives, successors and assigns.

     "Personal Guaranty" means that certain guaranty of payment for the benefit of the Lender dated the date hereof to the Lender from the Personal Guarantor, as the same may from time to time be amended, restated, supplemented or otherwise modified.

     "Plan" means any pension plan that is covered by Title IV of ERISA and in respect of which the Borrower or a ERISA Affiliate is an "employer" as defined in Section 3 of ERISA.

     "Post Closing Agreement" means that certain Post Closing Agreement dated the same date as this Agreement between the Borrower and the Lender, as amended, restated, modified, substituted, extended and renewed from time to time.

     "Post-Default Rate" means the Prime Rate in effect from time to time, plus three and one-half percent (3.5%) per annum.

     "Premium Claim Notices" has the meaning set forth in Section 6.1.28 (Borrower's Procedures).

     "Premium Finance Agreement" shall mean any written agreement signed by an insured or prospective insured or, if permitted under applicable state law, signed by the agent or broker or another authorized person for such insured or such prospective insured by which the insured or prospective insured promises or agrees to pay to Borrower an amount advanced or to be advanced under the agreement by Borrower on behalf of the insured or prospective insured to an insurer, agent or broker in payment of premiums on insurance contracts and which contains an assignment of, or is otherwise secured by, the unearned premium or refund obtainable from the insurer, agent, broker or other parties upon cancellation of the insurance contract, and is otherwise substantially in the form attached hereto as EXHIBIT F, subject to required change under applicable Laws.

     "Premium Finance Licenses" shall mean any and all franchises, licenses, rights, permits, authorizations, consents ordinances, registrations, certificates, agreements, or other rights filed (or entered into) with, or granted (or otherwise issued) by, the federal government or any state or local governmental authority (whether pursuant to any franchise, ordinance, license, other agreement, or otherwise), pursuant to which the Borrower has the right to engage in the business of providing personal automobile insurance premium finance services; including, without limitation, the Borrower's existing licenses issued by the State of New York and State of New Jersey.

     "Premium Related Liabilities" shall mean, at any time, the aggregate amount of the Borrower's liabilities created pursuant to the financing of insurance premiums, excluding any indebtedness for credit extended to the Borrower relating to the financing of such insurance premiums, but including (a) amounts due to insurance carriers, insureds, agents and brokers (including an estimated amount with respect to outstanding checks payable to such Persons), (b) escrow accounts, and (c) book and other overdrafts.

     "Prepayment" means a Revolving Loan Mandatory Prepayment or a Revolving Loan Optional Prepayment, as the case may be, and "Prepayments" mean collectively all Revolving Loan Mandatory Prepayments and all Revolving Loan Optional Prepayments.

     "Prime Rate" means the highest prime rate published in The Wall Street Journal in its table entitled "Money Rates" or such similar publication, quoting service, or commonly available source used by the Lender for determining prime rate of interest.

     "Receivables" means the collective reference to: (a) all of the Borrower's present and future accounts, contract rights, receivables, promissory notes and other instruments, chattel paper, General Intangibles, and investment property;
(b) all present and future tax refunds of the Borrower and all present and future rights of the Borrower to refunds or returns of prepaid expenses, including unearned insurance premiums; (c) all present and future cash of the Borrower; (d) all deposit accounts now or hereafter maintained or established by, for or on behalf of the Borrower with any bank or other institution, and all balances of funds now or hereafter on deposit in all such accounts, including, without limitation, all checking accounts, collection accounts, lockbox accounts, disbursement accounts, concentration accounts and all other deposit accounts of every kind and nature; (e) all present and future judgments, orders, awards and decrees in favor of the Borrower and causes of action in favor of the Borrower; (f) all present and future claims, rights of indemnification and other rights of the Borrower under or in connection with any contracts or agreements to which the Borrower is or becomes a party or third party beneficiary; (g) all rights and claims of the Borrower with respect to any deposits of money or other property made with any lessors of any property, insurers, bonding agents or any other persons; (h) all present and future rights and claims which the Borrower may now or hereafter have under any insurance policies, contracts or coverages now or hereafter in effect; (i) all rights which the Borrower may now or at any time hereafter have, by law or agreement, against any

Account Debtor or other obligor of the Borrower, and all supporting obligations, rights, liens and security interests which the Borrower may now or at any time hereafter have, by law or agreement, against any property of any Account Debtor or other obligor of the Borrower; (j) all present and future customer lists of the Borrower; (k) all present and future contingent and non-contingent rights of the Borrower to the payment of money for any reason whatsoever, whether arising in contract, tort or otherwise whether or not such rights are otherwise included in this definition, (l) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (m) all present and future rights of the Borrower with respect to licenses patents copyrights franchises trade names and trademarks. "Receivable" means each of the Receivables. Without limitation of the foregoing it is specifically understood and agree that the Receivables shall include all right, title and interest of the Borrower in and to all Premium Finance Agreements whether now existing or hereafter arising and all amounts due or to become due thereunder.

     "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder.

     "Reserves" means the collective reference to reserves, in amounts and with respect to such matters, as the Lender in it sole discretion shall deem necessary or appropriate to establish against the Borrowing Base, including, without limitation, reserves with respect to (i) reserves required by this Agreement or the other Financing Documents, (ii) sums that the Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any provision of this Agreement or any of the other Financing Documents, and (iii) amounts owing by the Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust as the Lender in its discretion deems likely to have a priority superior to Liens of the Lender (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in all or any part of the Collateral; it being understood and agreed that Reserves are established solely for the benefit of the Lender, and no other Person, including, without limitation, the Borrower, shall have any rights or interests with respect to the establishment or failure to establish Reserves.

     "Responsible Officer" means Barry B. Goldstein, as the chief executive officer of the Borrower or the president of the Borrower or as any other officer of the Borrower.

     "Responsible Officer - Parent" means the chief executive officer of the Parent or the president of the Parent or, with respect to financial matters, the chief financial officer of the Parent.

     "Revolver Usage" means, as of any date of determination, the aggregate of the outstanding principal balance of the Revolving Loan.

     "Revolving Credit Commitment" means the agreement of the Lender relating to the making of Advances subject to and in accordance with the provisions of this Agreement.

     "Revolving Credit Optional Reduction" and "Revolving Credit Optional Reductions" have the meaning set forth in Section 2.1.8 (Optional Reduction of Revolving Credit Committed Amount).

     "Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.

     "Revolving   Credit  Committed   Amount"  means  Eighteen  Million  Dollars
($18,000,000).

     "Revolving Credit Expiration Date" means July 31, 2005.

     "Revolving Credit Facility" means the facility established by the Lender pursuant to Section 2.1 (Revolving Credit Facility).

     "Revolving Credit Note" has the meaning described in Section 2.1.5 (Revolving Credit Note).

     "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Revolving Credit Commitment is terminated pursuant to Section 7.2 (Remedies) or otherwise.

     "Revolving Credit Unused Line Fee" and "Revolving Credit Unused Line Fees" have the meanings described in Section 2.1.11 (Revolving Credit Unused Line
Fee).

     "Revolving Loan" has the meaning described in Section 2.1.1 (Revolving Credit Facility).

     "Revolving Loan Account" has the meaning described in Section 2.1.10 (Revolving Loan Account).

     "Revolving  Loan  Mandatory   Prepayment"  and  "Revolving  Loan  Mandatory
Prepayments" have the meanings described in Section 2.1.6 (Mandatory Prepayments of Revolving Loan).

     "Revolving   Loan  Optional   Prepayment"   and  "Revolving  Loan  Optional
Prepayments" have the meanings described in Section 2.1.7 (Optional Prepayment of Revolving Loan).

     "Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lender on any real or personal property of any Person to secure all or any portion of the Obligations, all as the same may from time to time be amended, restated, supplemented or otherwise modified, including, without limitation, this Agreement, the Personal Guaranty, the Wind Down Guaranty, the Corporate Guaranties, the Assignment of Life Insurance, the Servicing Agreement Assignment, the Stock Pledge Agreements, and the Guarantor Security Agreements.

     "Security Procedures" means the rules, policies and procedures adopted and implemented by the Lender and its Affiliates at any time and from time to time with respect to security procedures and measures relating to electronic funds transfers, all as the same may be amended, restated, supplemented, terminated, or otherwise modified at any time and from time to time by the Lender in its sole and absolute discretion.

     "Servicer" means Input 1, LLC.

     "Servicing Agreement" means that certain Full Service Data Processing and Consulting Agreement, dated July 7, 2003, between the Borrower and the Servicer, as the same may be as amended, restated, modified, substituted, extended, replaced and renewed from time to time, with the Lender's prior written consent.

     "Servicing Agreement Assignment" means that certain collateral assignment of the Servicing Agreement among the Lender, the Servicer and the Borrower, as amended, restated, modified, substituted, extended, replaced and renewed from time to time.

     "Servicing Agreement Documents" means the collective reference to the Servicing Agreement, the Servicing Agreement Assignment, and any and all agreements and documents now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Servicing Agreement, as the same may from time to time be as amended, restated, modified, substituted, extended and renewed from time to time.

     "State" means the State of Maryland.

     "Stock Pledge Agreements" means the collective reference to those certain pledge, assignment and security agreements dated the date hereof from Parent and the other pledgors identified below for the benefit of the Lender, as the same may from time to time be amended, restated, supplemented or otherwise modified:

--------------------------------------- ----------------------------------------
               Pledgor                               Stock covered
--------------------------------------- ----------------------------------------
Parent                                  Blast Acquisition Corp., Intandem
                                        Corp., DCAP Management Corp., Dealers
                                        Choice Automotive Planning, Inc., the
                                        Borrower, AADCAP Greenbrook, Inc., and
                                        IAH, Inc. (formerly known as
                                        International Airport Hotel, Inc.)
--------------------------------------- ----------------------------------------
Barry Scott Acquisition Corp.           AARD-VARK Agency, Ltd.
--------------------------------------- ----------------------------------------
Barry Scott Companies                   Barry Scott Acquisition Corp., Barry
                                        Scott Agency, Inc., Baron Cycle, Inc.
--------------------------------------- ----------------------------------------
Blast Acquisition Corp.                 AIA DCAP Corp and Barry Scott
                                        Companies, Inc.
--------------------------------------- ----------------------------------------

     "Subordinated Debt" means that certain Indebtedness for Borrowed Money of the Borrower in favor of Parent in a face principal amount of One Million Five Hundred Thousand Dollars ($1,500,000).

     "Subordinated Debt Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing,
guarantying  or  otherwise   executed  and  delivered  in  connection  with  the
Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

     "Subordinated Debt (Parent)" means that certain Indebtedness for Borrowed Money of the Borrower in favor of Parent in a face principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000).

     "Subordinated Debt Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing,
guarantying  or  otherwise   executed  and  delivered  in  connection  with  the
Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

     "Subordinated Indebtedness" means all indebtedness, including, without limitation, the Subordinated Debt, incurred at any time by the Borrower, which is in amounts, subject to repayment terms, and subordinated to the Obligations, as set forth in one or more written agreements, all in form and substance satisfactory to the Lender in its sole and absolute discretion.

     "Subordination Agreement" means that certain subordination agreement by the Parent and the Borrower in favor of the Lender, as the same may be from time to time amended, restated, supplemented or modified.

     "Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

     "Supporting Obligation" means a letter-of-credit right, secondary obligation, or obligation of a secondary obligor, or secondary obligation that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument, or investment property.

     "Tangible Net Worth" has the meaning set forth in Section 6.1.15(a).

     "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), that at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrower or any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

     "Trademarks" means and includes in each case whether now existing or hereafter arising, all of the Borrower's rights, title and interest in and to
(a) any and all trademarks (including service marks), trade names and trade styles, and applications for registration thereof and the goodwill of the business symbolized by any of the foregoing, (b) any and all licenses of trademarks, service marks, trade names and/or trade styles, whether as licensor or licensee, (c) any renewals of any and all trademarks, service marks, trade names, trade styles and/or licenses of any of the foregoing, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without
limitation,   damages,  claims,  and  payments  for  past,  present  and  future infringements thereof, (e) rights to sue for past, present and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

     "Uniform   Commercial  Code"  means,  unless  otherwise  provided  in  this
Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State or in any other jurisdiction, as applicable.

     "Wholly Owned Subsidiary" means any domestic United States corporation all the shares of stock of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by the Borrower and/or by one or more Wholly Owned Subsidiaries of the Borrower.

     "Wind Down Guaranty" means that certain conditional guaranty of payment for the benefit of the Lender dated the date hereof to the Lender from the Personal Guarantor, as the same may from time to time be amended, restated, supplemented or otherwise modified.

     "Wire Transfer Procedures" means the rules, policies and procedures adopted and implemented by the Lender and its Affiliates at any time and from time to time with respect to electronic funds transfers, including, without limitation, the Security Procedures, all as the same may be amended, restated, supplemented, terminated or otherwise modified at any time and from time to time by the Lender in its sole and absolute discretion.

     Section 1.2 Accounting Terms and Other Definitional Provisions.

     Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP, as consistently applied to the applicable Person. All terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

     Section 1.3 Interpretive Provisions.

          (a) The terms "sign," "signed" and signatures" shall have their ordinary meanings except that, to limited extent the Lender in an authenticated record expressly agrees otherwise from time to time in the exercise of its sole and absolute discretion, the terms may also include other methods used to authenticate.

          (b) The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          (c) This Agreement and the other Financing Documents are the result of negotiations among and have been reviewed by counsel to the Lender, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lender merely because of the involvement of the Lender and its counsel in their preparation.

                                   ARTICLE II
                              THE CREDIT FACILITIES

     Section 2.1 The Revolving Credit Facility.

          2.1.1 Revolving Credit Facility.

               (a) Subject to and upon the provisions of this Agreement, the Lender establishes during the Revolving Credit Commitment Period a revolving credit facility in favor of the Borrower (sometimes referred to in this Agreement as the "Revolving Loan") in an amount at any one time outstanding not to exceed the lesser of (i) the Revolving Credit Committed Amount or (ii) the Borrowing Base (subject to the provisions for Reserves under Section 2.1.2(b)).

               (b) Subject to and upon the provisions of this Agreement, the Borrower may request Advances during the Revolving Credit Commitment Period in accordance with the provisions of this Agreement; provided that after giving effect to the Borrower's request, the aggregate Revolver Usage would not exceed the lesser of (i) Revolving Credit Committed Amount or (ii) the Borrowing Base (subject to the provisions for Reserves under Section 2.1.2(b)).

               (c) Unless sooner paid, the unpaid Revolving Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date.

               (d) If at any time the Revolver Usage exceeds the Revolving Credit Committed Amount in effect from time to time, the Borrower shall pay such excess to the Lender ON DEMAND.

          2.1.2 Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans.

               (a) The Borrower may borrow under the Revolving Credit Facility on any Business Day. Advances under the Revolving Loan shall be deposited to a demand deposit account of the Borrower with the Lender or shall be otherwise applied as directed by the Borrower, which direction the Lender may require to be in writing. Not later than 10:00 a.m. (Baltimore City Time) on the date of the requested borrowing, the Borrower shall give the Lender written notice which may be by fax (a "Loan Notice") of the amount and (if requested by the Lender) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrower within three (3) Business Days after the making of the requested advance under the Revolving Loan. Each Loan Notice shall be irrevocable.

               (b) In addition, the Borrower hereby irrevocably authorizes the Lender at any time and from time to time, without further request from or notice to the Borrower, to make Advances, and irrevocably authorizes the Lender to establish, without duplication, Reserves against the Borrowing Base, that the Lender, in its sole and absolute discretion, deems necessary or appropriate to protect the interests of the Lender under this Agreement, including, without limitation, Advances and Reserves to cover debit balances in the Revolving Loan Account, principal of and interest on any Loan, Bank Products, Revolver Usage, Enforcement Costs and the other Obligations, all of the foregoing whether prior to, on, or after the termination of other advances under this Agreement, and regardless of whether the outstanding principal amount of the Revolving Loan that the Lender may advance or the Lender may reserve hereunder exceeds the Revolving Credit Committed Amount or the Borrowing Base; provided, however, with respect to Bank Products consisting of credit cards, credit card processing services, debit cards, or purchase cards, no such Advances and Reserves shall be made or imposed unless (i) the Borrower so agrees, (ii) the Lender has given the Borrower no less than ten (10) days' prior notice of the Lender's intent to do so, or (iii) an Event of Default has occurred.

               (c) The Lender may elect to process the Advances under the Lender's First Investment Loan Manager program, or other automated sweep program in effect at the Lender from time to time, to facilitate automatic the Advances to cover items drawn under a designated demand deposit account of the Borrower with the Lender. The Borrower shall enter into the Lender's standard agreements and instruments (which may include promissory notes) in connection such program promptly upon the Lender's request from time to time. The Lender may cease funding under and use of that program at any time upon notice to the Borrower.

          2.1.3 Computation of Borrowing Base.

               (a) As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of eighty percent (80%) of the amount of Eligible Receivables (subject to the adjustments provided in Section 2.1.3(b) less Premium Related Liabilities).

               (b) The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to, and accepted by, the Lender in its sole and absolute discretion. In the event the Borrower fails to furnish a Borrowing Base Report required by Section 2.1.4 (Borrowing Base Report), or in the event the Lender believes that a Borrowing Base Report is no longer accurate, the Lender may, in its sole and absolute discretion exercised from time to time and without limiting other rights and remedies under this Agreement, suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be subject to reduction by the amount of Reserves applicable from time to time, by amounts credited to the Collateral Account since the date of the most recent Borrowing Base Report and by the amount of any Receivable that was included in the Borrowing Base but that the Lender determines fails to meet the respective criteria applicable from time to time for Eligible Receivables.

               (c) If at any time the aggregate Revolver Usage exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a

Borrowing Base Deficiency exists, the Borrower at the sole and absolute discretion of the Lender exercised from time to time shall pay the Borrowing Base Deficiency ON DEMAND to Lender.

               (d) Without implying any limitation on the Lender's discretion with respect to the Borrowing Base, the criteria for Eligible Receivables contained in the respective definitions of Eligible Receivables are in part based upon the business operations of the Borrower existing on or about the Closing Date and upon information and records furnished to the Lender by the Borrower. If at any time or from time to time hereafter, the business operations of the Borrower change or such information and records furnished to the Lender are incorrect or misleading, the Lender in its discretion, may at any time and from time to time during the duration of this Agreement change such criteria or add new criteria. The Lender may communicate such changed or additional criteria to the Borrower from time to time either orally or in writing.

          2.1.4 Borrowing Base Report.

          The Borrower will furnish to the Lender no less frequently than weekly and at such other times as may be requested by the Lender a report of the Borrowing Base (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Lender, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Receivables and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Lender may from time to time request. Upon the Lender's request upon the creation of any Receivables or at such other intervals as the Lender may require, the Borrower will provide the Lender with copies of Account Debtor statements and such further schedules, documents and/or information regarding any of the Receivables as the Lender may reasonably require. The items to be provided under this subsection shall be in form satisfactory to the Lender, certified as true and correct by a Responsible Officer (or by any other officers or employees of the Borrower whom a Responsible Officer from time to time authorizes in writing to do so), and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral. The failure of the Borrower to deliver any such items to the Lender shall not affect, terminate, modify, or otherwise limit the Liens of the Lender on the Collateral.

          2.1.5 Revolving Credit Note.

          The obligation of the Borrower to pay the Revolving Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Revolving Credit Note") substantially in the form of EXHIBIT A attached hereto and made a part hereof, with appropriate insertions. The Revolving Credit Note shall be dated as of the Closing Date, shall be payable to the order of the Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of the Revolving Credit Committed Amount. The Borrower acknowledges and agrees that, if the principal balance of the Revolving Loan outstanding from time to time exceeds the face amount of the Revolving Credit Note, the excess shall bear interest at the rate or rates provided from time to time for advances under the Revolving Loan evidenced by the Revolving Credit Note and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

          2.1.6 Mandatory Prepayments of Revolving Loan.

          The Borrower shall make the mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in such amounts requested by the Lender pursuant to Section 2.1.3 (Borrowing Base) in order to cover any Borrowing Base Deficiency.

          2.1.7 Optional Prepayments of Revolving Loan.

          The Borrower shall have the option, at any time and from time to time, to prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty, provided, under the circumstances set forth in
Section 2.1.12 (Early Termination Fee), the Early Termination Fee may be due and payable.

          2.1.8 Optional Reduction of Revolving Credit Committed Amount.

          The Borrower shall have the right to reduce permanently (each a "Revolving Credit Optional Reduction" and collectively the "Revolving Credit Optional Reductions") the Revolving Credit Committed Amount in effect from time to time in the amount of any integral multiple of One Million Dollars ($1,000,000), upon at least ten (10) Business Days prior written notice to the Lender specifying the date and amount of such Revolving Credit Optional Reduction; provided, that no Revolving Credit Optional Reduction shall be permitted if, after giving effect thereto and to any Revolving Loan Optional Prepayment made on the effective date thereof, either (a) the then Revolver Usage exceeds the Revolving Credit Committed Amount as so reduced or (b) the Revolving Credit Committed Amount after such reduction would be less than Ten Million Dollars ($10,000,000). Such notice shall be irrevocable as to the amount and date of such Revolving Credit Optional Reduction. After each such Revolving Credit Optional Reduction, the Revolving Credit Unused Line Fee provided for in
Section 2.1.11 (Revolving Credit Unused Line Fees) and the Early Termination Fee provided for in Section 2.1.12 (Early Termination Fee) shall be calculated with respect to the Revolving Credit Committed Amount as so reduced.

          2.1.9 The Collateral Account.

          The Borrower will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (the "Collateral Account") styled "Manufacturers and Traders Trust Company, assignee of Payments Inc." or other styling acceptable to the Lender. Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrower where necessary to permit the collection of any such Items of Payment, which endorsement the Borrower hereby agrees to make. In the event the Borrower fails to do so, the Borrower hereby authorizes the Lender to make the endorsement in the name of the Borrower. Prior to such a deposit, the Borrower will not commingle any Items of Payment with any of the other funds or property of the Borrower, but will hold them separate and apart in trust and for the account of the Lender.


          In addition, the Borrower shall direct the mailing of all Items of Payment from its Account Debtors to one or more post-office boxes designated by the Lender (or, with the Lender's consent, designated by the Servicer), or to such other additional or replacement post-office boxes pursuant to the request of the Lender from time to time (collectively, the "Lockbox"). The Lender shall have unrestricted and exclusive access to the Lockbox.


     The Borrower hereby authorizes the Lender to inspect all Items of Payment, endorse all Items of Payment in the name of the Borrower, and deposit Items of Payment in the Collateral Account. The Lender reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment that is unsatisfactory to the Lender. In the event Items of Payment are returned to the Lender for any reason whatsoever, the Lender may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.


     Upon the Lender's receipt of collected funds from the Collateral Account in Baltimore, Maryland, the Lender will credit the collected funds to the Obligations arising under this Agreement or under the Note (or following an Event of Default, any of the Obligations), the order and method of such application to be in the sole discretion of the Lender.

          2.1.10 Revolving Loan Account.

          The Lender will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Lender will (a) debit (i) the principal amount of each advance of the Revolving Loan made by the Lender hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by the Borrower to the Lender from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) credit all payments made by the Borrower to the Lender on account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Lender may debit the Revolving Loan Account for the amount of any Item of Payment that is returned to the Lender unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Lender in cash or solvent credits. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be final, binding and conclusive upon the Borrower in all respects, absent manifest error, unless the Lender receives specific written objection thereto from the Borrower within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Lender.

          2.1.11 Revolving Credit Unused Line Fee.

          The Borrower shall pay to the Lender a revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") on the first day of each October, January, April and July hereafter in an amount equal to three-eighths of one percent (0.375%) per annum of the average daily unused and undisbursed portion of the Revolving Credit Committed Amount in effect from time to time accruing during each month. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrower to the Lender on the first day of each month, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.

          2.1.12 Early Termination Fee.

          In the event of the termination of the Revolving Credit Commitment by, or on behalf of, the Borrower, the Borrower shall pay a fee (the "Early Termination Fee") equal to following amount at the following times:

          Period                               Early Termination Fee

Closing Date through and                 3% of the Revolving Credit Committed
including the first anniversary of       Amount
the Closing Date

Thereafter up to and including           1.5% of the Revolving Credit Committed
thirty (30) days prior to the            Amount
Revolving Credit Expiration
Date

Thereafter                               0.0%

          Payment of the Revolving Loan in whole or in part by or on behalf of the Borrower, by court order or otherwise, following and as a result of the institution of any bankruptcy proceeding by or against the Borrower, shall be deemed to be a prepayment of the Revolving Loan subject to the Early Termination Fee provided in this subsection.

     Section 2.2 Interest and Certain Fees.

          2.2.1 Applicable Interest Rates.

          The Revolving Loan shall bear interest from the date of this Agreement until paid at the Prime Rate plus one and one-half percent (1.5%) per annum.

          2.2.2 Payment of Interest.

          Unpaid and accrued interest on any portion of the Loans shall be due and payable paid monthly, in arrears, on the first day of each calendar month, commencing on the first such date after the date of this Agreement, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise).

          2.2.3 Commitment Fee.

          The Borrower shall pay to the Lender on or before the Closing Date a loan commitment fee (the "Commitment Fee") in the amount of Ninety Thousand Dollars ($90,000), which fee has been fully earned and is non-refundable.

          2.2.4 Administration Fees

          The Borrower shall pay to the Lender on the Closing Date and on each anniversary date of the Closing Date until the Obligations have been paid in full and the Revolving Credit Commitment has been terminated, a loan administration fee (collectively the "Administration Fees") in the amount of Fifteen Thousand Dollars ($15,000), which shall be fully earned when due and non-refundable.

          2.2.5 Arrangement Fee.

          The Borrower shall pay to the Lender on or before the Closing Date a loan origination fee (the "Arrangement Fee") in the amount of Ninety Thousand Dollars ($90,000), which fee has been fully earned and is non-refundable.

          2.2.6 Monitoring Fees.

          The Borrower shall pay to the Lender a monitoring fee (collectively, the "Monitoring Fees" and individually a "Monitoring Fee"), which Monitoring Fees shall be payable in advance on the Closing Date and thereafter on the first day of each October, January, April and July, until the last such date prior to which all Obligations arising out of, or under, the Credit Facilities then outstanding have been paid in full. Each Monitoring Fee shall be in the amount of $15,000 and shall be fully earned when due and non-refundable.

          2.2.7 Computation of Interest and Fees.

          All applicable Fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate is announced.

          2.2.8 Maximum Interest Rate.

          In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest that would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest that would, but for this Section, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Lender, an amount equal to the excess of (a) the lesser of (i) the amount of interest that would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest that would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Lender shall refund to the Borrower such excess.

     Section 2.3 General Financing Provisions.

          2.3.1 Borrower's Representatives.

          The Lender is hereby irrevocably authorized by the Borrower to make advances under the Revolving Loan to the Borrower pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of the Borrower under the provisions of the most recent "Certificate" of corporate resolutions of the Borrower on file with the Lender or who is an officer or employee of the Borrower whom a Responsible Officer from time to time authorizes in writing to do so. The Lender does not and shall not assume any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Lender and the Borrower in connection with the Credit Facilities, any Loan or any other transaction in connection with the provisions of this Agreement.

          2.3.2 Use of Proceeds of the Loan.

          The proceeds of each advance under the Loan shall be used by the Borrower for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Lender in writing. The Borrower shall use the proceeds of the Loan promptly.

          2.3.3 Payments.

          All payments of the Obligations, including, without limitation, principal, interest, Prepayments, and Fees, shall be paid by the Borrower without setoff, recoupment or counterclaim to the Lender in immediately available funds not later than 12:00 noon, Baltimore, Maryland time on the due date of such payment. All such payments shall be made to the Lender's principal office in Baltimore, Maryland or at such other location as the Lender may at any time and from time to time notify the Borrower. Alternatively, at its sole discretion, the Lender may charge any deposit account of the Borrower at the Lender or any Affiliate of the Lender with all or any part of any amount due to the Lender under this Agreement or any of the other Financing Documents to the extent that the Borrower shall have not otherwise tendered payment to the Lender. All payments shall be applied first to any unpaid Fees, second to any and all accrued and unpaid late charges and Enforcement Costs, third to any and all accrued and unpaid interest on the Obligations, and then to the then unpaid principal balance of the Obligations, all in such order and manner as shall be determined by the Lender in its sole and absolute discretion.

          2.3.4 Liens; Setoff.

          The Borrower hereby grants to the Lender as additional collateral and security for all of the Obligations, a continuing Lien on any and all monies, investment property, and other personal property of the Borrower and any and all proceeds thereof, now or hereafter held or received by, or in transit to, the Lender or any Affiliate of the Lender from, or for the account of, the Borrower, and also upon any and all deposit accounts (whether general or special) and credits of the Borrower, if any, with the Lender or any Affiliate of the Lender, at any time existing, excluding any deposit accounts held by the Borrower in its capacity as trustee for Persons who are not Affiliates of the Borrower. Without implying any limitation on any other rights the Lender may have under the Financing Documents or applicable Laws, during the continuance of an Event of Default, the Lender is hereby authorized by the Borrower at any time and from time to time at the Lender's option, without notice to, or consent of, the Borrower, to set off, appropriate, seize, freeze and apply any or all items hereinabove referred to against all Obligations then outstanding (whether or not then due), all in such order and manner as shall be determined by the Lender in its sole and absolute discretion.

          2.3.5 Requirements of Law.

          In the event that the Lender shall have  determined in good faith that
(a) the adoption of any Capital Adequacy Regulation, or (b) any change in any Capital Adequacy Regulation or in the interpretation or application thereof or
(c) compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority or central bank, does or shall have the effect of reducing the rate of return on the capital of the Lender or such controlling corporation, as a consequence of the Lender's obligations under this Agreement to a level below that which the Lender or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the policies of the Lender and its controlling corporation, with respect to capital adequacy) by an amount deemed by the Lender, in its discretion, to be material, then from time to time, after submission by the Lender to the Borrower of a written request therefor and a statement of the basis for the Lender's determination, the Borrower shall pay to the Lender ON DEMAND such additional amount or amounts in order to compensate the Lender or its controlling corporation for any such reduction.

          2.3.6 ACH Transactions and Hedge Transactions.

          The Borrower may request and the Lender or its affiliates may, in their sole and absolute discretion, provide ACH Transactions and Hedge Transactions although the Borrower is not required to do so. In the event the Borrower requests Lender or its affiliates to procure ACH Transactions or Hedge Transactions, then the Borrower agrees to indemnify and hold the Lender or its affiliates harmless from any and all obligations now or hereafter owing to the Lender or its affiliates. The Borrower agrees to pay the Lender or its affiliates all amounts owing to the Lender or its affiliates pursuant to ACH Transactions and Hedge Transactions. In the event the Borrower shall not have paid to the Lender or its affiliates such amounts, the Lender may cover such amounts by an advance under the Revolving Loan, which advance shall be deemed to have been requested by the Borrower. The Borrower acknowledges and agrees that the obtaining of ACH Transactions and Hedge Transactions from the Lender or its affiliates (a) is in the sole and absolute discretion of the Lender or its affiliates and (b) is subject to all rules and regulations of the Lender or its affiliates.

                                  ARTICLE III
                                 THE COLLATERAL

     Section 3.1 Debt and Obligations Secured.

     All property and Liens assigned, pledged or otherwise granted under or in connection with this Agreement (including, without limitation, those under Section 3.2 (Grant of Liens)) or any of the Financing Documents shall secure (a) the payment of all of the Obligations, and (b) the performance, compliance with and observance by the Borrower of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations.

     Section 3.2 Grant of Liens.

     The Borrower hereby assigns, pledges and grants to the Lender, and agrees that the Lender shall have a perfected and continuing security interest in, and Lien on, all of the personal property of the Borrower, whether now owned or existing or hereafter acquired or created and wherever  situated and  including,  without  limitation,  all of the  Borrower's
Receivables, inventory, chattel paper, documents, instruments, Equipment, investment property, and General Intangibles and all of the Borrower's deposit accounts, whether now owned or existing or hereafter acquired or arising, all insurance policies covering the foregoing and the right to receive refunds of unearned insurance premiums under those policies, all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all Equipment and General Intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all of the Borrower's other personal property of any kind or nature whatsoever, and all cash proceeds and noncash proceeds and products of the foregoing. The Borrower further agrees that the Lender shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

     Section 3.3 Perfection Certificate.

     On or prior to the Closing Date, the Borrower shall deliver to the Lender a certificate in substantially the form attached to this Agreement as EXHIBIT B (the "Perfection Certificate") which shall contain such information with respect to the Borrower's business and real and personal property as the Lender may require and shall be certified by a Responsible Officer of the Borrower, all in the form provided to the Borrower by the Lender and as revised in connection with Compliance Certificates from time to time.

     Section 3.4 Personal Property.

     The Borrower acknowledges and agrees that it is the intention of the parties to this Agreement that the Lender shall have a first priority, perfected Lien, in form and substance satisfactory to the Lender and its counsel, on all of the Borrower's personal property of any kind and nature whatsoever, whether now owned or hereafter acquired, subject only to the Permitted Liens, if any. In furtherance of the foregoing:

          3.4.1 Promissory Notes, etc.

          Subject to the provisions of subsection (b) below, on the Closing Date and without implying any limitation on the scope of Section 3.2 (Grant of Liens), the Borrower shall deliver to the Lender (or the Servicer, to the extent so provided in the Servicing Agreement Assignment) all originals of all of Premium Finance Agreements, the Borrower's letters of credit, instruments and other Collateral that may be perfected by possession and, if the Lender so requires, shall execute and deliver a separate pledge, assignment and security agreement in form and content acceptable to the Lender, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to the Lender on all of the Borrower's letters of credit, instruments and possessory Collateral. In the event that the Borrower shall acquire after the Closing Date any letters of credit or instruments and other possessory Collateral, the Borrower shall promptly so notify the Lender and deliver the originals of all of the foregoing to the Lender promptly and in any event within ten (10) days of each acquisition. All letters of credit, instruments and other possessory Collateral shall be delivered to the Lender endorsed and/or assigned as required by the pledge, assignment and security agreement and/or as the Lender may require and, if applicable, shall be accompanied by blank irrevocable and unconditional stock or bond powers.

          3.4.2 Patents, Copyrights and Other Property Requiring Additional Steps to Perfect.

     On the Closing  Date and without  implying any  limitation  on the scope of
Section 3.2 (Grant of Liens), the Borrower shall execute and deliver all Financing Documents and on or after the Closing Date, as applicable, the Borrower shall take all actions requested by the Lender in order to perfect a first priority assignment of Patents, Copyrights, Trademarks or any other type or kind of intellectual property acquired by the Borrower after the Closing Date.

     Section 3.5 Record Searches.

     As of the Closing Date and thereafter at the time any Financing Document is executed and delivered by the Borrower pursuant to this Agreement, the Lender shall have received, in form and substance satisfactory to the Lender, such Lien or record searches with respect to the Borrower and/or any other Person, as appropriate, and the property covered by such Financing Document showing that the Lien of such Financing Document will be a perfected first priority Lien on the property covered by such Financing Document subject only to Permitted Liens or to such other matters as the Lender may approve.

     Section 3.6 Real Property.

     The Borrower acknowledges and agrees that it is the intention of the parties to this Agreement that the Lender shall have a first priority, perfected Lien, in form and substance satisfactory to the Lender and its counsel, on all of the Borrower's real property of any kind and nature whatsoever, subject only to the Permitted Liens, if any, although the Borrower at this time has no real property. In furtherance of the foregoing:


     With respect to real property acquired by the Borrower after the Closing Date, the Borrower shall, promptly after acquisition thereof, grant a Lien covering such real property to the Lender under the provisions of a mortgage, deed of trust or other document, as appropriate. Each Financing Document to be executed and delivered pursuant hereto shall:

          (a)  be in form and substance satisfactory to the Lender;

          (b) create a first priority Lien in such real property in favor of the Lender subject only to Permitted Liens, zoning ordinances, and such other matters as the Lender may approve;

          (c) be accompanied by a current appraisal of the fair market value of the subject real property prepared by appraisers satisfactory to the Lender;

          (d) be accompanied by a current survey satisfactory in all respects to the Lender of the subject real property, prepared by a registered land surveyor or engineer satisfactory to the Lender;

          (e) be accompanied by evidence satisfactory to the Lender regarding the current and past pollution control practices at such real property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which may include, at the Lender's request, an environmental audit of such real property prepared by a person or firm acceptable to the Lender;

          (f) be accompanied by a mortgagee's title insurance policy or marked-up unconditional commitment or binder for such insurance in form and substance satisfactory to the Lender and issued by a title insurance company satisfactory to the Lender; and

          (g) upon request of the Lender, be accompanied by a signed opinion of counsel, in form and substance satisfactory to the Lender, and from counsel, satisfactory to the Lender, licensed to practice in the state where the subject real property is located.

     Section 3.7 Costs.

     The Borrower agrees to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all costs, fees and expenses incurred by the Lender in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation:

          (a) customary fees and expenses incurred by the Lender in preparing, reviewing, negotiating and finalizing the Financing Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing, reviewing, negotiating, and finalizing any of the Financing Documents, including, any amendments and supplements thereto);

          (b)  all filing and/or recording taxes or fees;

          (c)  all title insurance premiums and costs;

          (d)  all costs of Lien and record searches;

          (e) reasonable attorneys' fees in connection with all legal opinions required;

          (f)  appraisal and/or survey costs; and

          (g)  all related costs, fees and expenses.

     Section 3.8 Release.

     Upon the indefeasible repayment in full in cash of the Obligations and performance of all Obligations of the Borrower and all obligations and liabilities of each other Person, other than the Lender, under this Agreement and all other Financing Documents, the termination and/or expiration of the Commitment, upon the Borrower's request and at the Borrower's sole cost and expense, the Lender shall release and/or terminate any Financing Document but only if and provided that there is no commitment or obligation (whether or not conditional) of the Lender to re-advance amounts that would be secured thereby.

     Section 3.9 Inconsistent Provisions.

     In the event that the provisions of any Financing Document directly conflict with any provision of this Agreement, the provisions of this Agreement govern.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties.

     The Borrower represents and warrants to the Lender, as follows:

          4.1.1 Subsidiaries.

          The Borrower has no Subsidiaries except as noted on the Perfection Certificate. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on the Perfection Certificate, which correctly indicates the nature and amount of the Borrower's ownership interests therein. Each of the Subsidiaries
(a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          4.1.2 Good Standing.

          The Borrower (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation stated in the Perfection Certificate and in no other jurisdiction, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary; provided, however, that the Borrower has applied for and is diligently pursuing Premium Finance Licenses in the Commonwealth of Pennsylvania, but has not yet obtained such Premium Finance Licenses and does not conduct business in Pennsylvania requiring such Premium Finance Licenses.

          4.1.3 Power and Authority.

          The Borrower has full corporate power and authority to execute and deliver this Agreement, and the other Financing Documents to which it is a party, to make the borrowings under this Agreement and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Borrower, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Borrower, is required as a condition to the execution, delivery, validity or enforceability of this Agreement, or any of the other Financing Documents, or the performance by the Borrower of the Obligations.

          4.1.4 Binding Agreements.

          This Agreement and the other Financing Documents executed and delivered by the Borrower have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrower and are fully enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

          4.1.5 No Conflicts.

          Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) the Borrower's charter or bylaws, (b) any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, or (c) any Laws.

          4.1.6 No Defaults, Violations.

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any obligation under any existing mortgage, indenture, contract or agreement binding on it or affecting its property in any respect that could be materially adverse to the business, operations, property or financial condition of the Borrower, or that could materially adversely affect the ability of the Borrower to perform its obligations under this Agreement or the other Financing Documents, to which the Borrower is a party.

          (c) Neither the Borrower nor any of its Subsidiaries is in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Borrower or any of its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Borrower and/or its Subsidiaries.

          4.1.7 Margin Stock.

          None of the proceeds of the Loan will be used, directly or indirectly, by the Borrower or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry, any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose that might make the transactions contemplated in this Agreement a "purpose credit" within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

          4.1.8 Investment Company Act; Margin Securities.

          Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U (12 CFR
Part 221), of the Board of Governors of the Federal Reserve System.

          4.1.9 Litigation.

          Except as otherwise disclosed on Schedule 4.1.9 attached hereto and made a part hereof, there are no proceedings, actions or investigations pending or, so far as the Borrower knows, threatened before or by any court, arbitrator or any Governmental Authority that, in any one case or in the aggregate, if determined adversely to the interests of the Borrower or any Subsidiary, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower.

          4.1.10 Financial Condition.

          The financial statements of the Parent dated December 31, 2002, are complete and correct and fairly present the financial position of the Parent and its Subsidiaries and the results of their operations and transactions in their surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. The financial statements of the Borrower dated May 31, 2003, are complete and correct and fairly present the financial position of the Borrower and the results of its operations and transactions in its surplus accounts. There are no liabilities, direct or indirect, fixed or contingent, of the Parent or its Subsidiaries or the Borrower as of the date of such financial statements that are not reflected therein or in the notes thereto. There has been no adverse change in the financial condition or operations of the Parent or its Subsidiaries or the Borrower since the date of such financial statements and to the Borrower's knowledge no such adverse change is pending or threatened. Neither the Parent nor any of its Subsidiaries nor the Borrower has guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements.

          4.1.11 Full Disclosure.

          The financial statements referred to in Section 4.1.10 (Financial Condition), the Financing Documents (including, without limitation, this
Agreement), and the statements, reports or certificates furnished by the Borrower in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrower that the Borrower has not disclosed to the Lender in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents that materially and adversely affects or in the future could, in the reasonable opinion of the Borrower materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Borrower or of any Subsidiary.

          4.1.12 Indebtedness for Borrowed Money.

          Except for the Obligations and except as set forth in Schedule 4.1.12 attached hereto and made a part hereof, the Borrower has no Indebtedness for Borrowed Money. The Lender has received photocopies of all promissory notes evidencing any Indebtedness for Borrowed Money set forth in Schedule 4.1.12, together with any and all subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith.

          4.1.13 Subordinated Debt.

          None of the Subordinated Debt Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Lender in writing on or before the effective date of any such amendment, supplement, restatement or other modification. In addition, there does not exist any default or any event that upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Documents.

          4.1.14 Parent Subordinated Debt Documents.

          None of the Parent Subordinated Debt Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Lender in writing on or before the effective date of any such amendment, supplement, restatement or other modification. In addition, there does not exist any default or any event that upon notice or lapse of time or both would constitute a default under the terms of any of the Parent Subordinated Debt Documents.

          4.1.15 Taxes.

          Each of the Borrower and its Subsidiaries has filed all returns, reports and forms for Taxes that, to the knowledge of the Borrower, are required to be filed, and has paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrower, such Taxes are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP. All tax liabilities of the Borrower were as of the date of audited financial statements referred to in Section 4.1.10 (Financial Condition), and are now, adequately provided for on the books of the Borrower or its Subsidiaries, as appropriate. No tax liability has been asserted by the Internal Revenue Service or any state or local authority against the Borrower for Taxes in excess of those already paid.

          4.1.16 ERISA.

          With respect to any Plan that is maintained or contributed to by the Borrower and/or by any ERISA Affiliate or as to which the Borrower retains material liability: (a) no "accumulated funding deficiency" as defined in Code ss.412 or ERISA ss.302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no Reportable Event has occurred other than events for which reporting has been waived or that are unlikely to result in material liability for the Borrower; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither the Borrower nor any ERISA Affiliate has incurred a "complete withdrawal" within the meaning of ERISA ss.4203 from any Multi-employer Plan that is likely to result in material liability for the Borrower; (e) neither the Borrower nor any ERISA Affiliate has incurred a "partial withdrawal" within the meaning of ERISA ss.4205 with respect to any Multi-employer Plan that is likely to result in material liability for the Borrower; (f) no Multi-employer Plan to which the Borrower or any ERISA
Affiliate has an obligation to contribute is to the knowledge of the Borrower, in "reorganization" within the meaning of ERISA ss.4241 nor has notice been received by the Borrower or any ERISA Affiliate that such a Multi-employer Plan will be placed in "reorganization".

          4.1.17 Title to Properties.

          The Borrower has good and marketable title to all of its properties, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section 4.1.10 (Financial Condition). The Borrower has legal, enforceable and uncontested rights to use freely such property and assets. All of such properties, including, without limitation, the Collateral that were purchased, were purchased for fair consideration and reasonably equivalent value in the ordinary course of business of both the seller and the Borrower and not, by way of example only, as part of a bulk sale.

          4.1.18 Patents, Trademarks, Etc.

          Each of the Borrower and its Subsidiaries owns, possesses, or has the right to use all necessary Patents, licenses, Trademarks, Copyrights, permits and franchises to own its properties and to conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 4.1.10 (Financial Condition).

          4.1.19 Premium Finance Licenses.

          (a) The Borrower holds all Premium Finance Licenses and all other licenses, permits, approvals and authorizations required in connection with the conduct of its present and proposed business. All such Premium Finance Licenses and the like are (and shall remain) valid and in full force and effect.

          (b) EXHIBIT G sets forth a complete list and description of all Premium Finance Licenses required for the conduct of the Borrower's business in the normal course. Each such Premium Finance License is validly issued and in full force and effect, and constitutes all of the authorization necessary for the operation of the Borrower's business in the normal course. Complete and correct copies of the Premium Finance Licenses have been delivered to the Lender. No event has occurred which (i) permits, or after notice or lapse of time or both would permit, revocation, lapse or termination of any Premium Finance Licenses, or (ii) materially and adversely affects, or in the future would materially and adversely affect, any of the rights of the Borrower thereunder. No other license, permit, approval, authorization or franchise is required for the operation of the Borrower's business. The Borrower has no reason to believe nor any knowledge that the Premium Finance Licenses listed and described on EXHIBIT G will not be renewed in the ordinary course. The Borrower has filed or will timely file all reports, applications, documents, instruments, and information required to be filed by it pursuant to applicable rules and regulations or requests of every regulatory body having jurisdiction over any of the Premium Finance Licenses.

          (c) Notwithstanding the provisions of subsections (a) and (b) above, the Borrower has applied for and is diligently pursuing, but has not obtained, all Premium Finance Licenses in the Commonwealth of Pennsylvania and does not conduct any business in that State for which Premium Finance Licenses are required.

          4.1.20 Employee Relations.

          Except as disclosed on Schedule 4.1.20 attached hereto and made a part hereof, (a) neither the Borrower nor any Subsidiary thereof nor any of the Borrower's or Subsidiary's employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of the Borrower or any Subsidiary and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Borrower, (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between the Borrower and its employees, and (d) neither the Borrower nor any Subsidiaries is subject to an employment contract, severance agreement, commission contract, consulting agreement or bonus agreement. Hours worked and payments made to the employees of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower or for which any claim may be made against the Borrower, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on its books. The consummation of the transactions contemplated by the Financing Agreement or any of the other Financing Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower is a party or by which it is bound.

          4.1.21  Presence  of  Hazardous   Materials  or  Hazardous   Materials
                  Contamination.

          To the best of the Borrower's knowledge, (a) no Hazardous Materials are located on any real property owned, controlled or operated by of the Borrower or for which the Borrower is, or is claimed to be, responsible, except for reasonable quantities of necessary supplies for use by the Borrower in the ordinary course of its current line of business and stored, used and disposed in accordance with applicable Laws; and (b) no property owned, controlled or operated by the Borrower or for which the Borrower has, or is claimed to have, responsibility has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is affected by Hazardous Materials Contamination at any other property.

          4.1.22 Perfection and Priority of Collateral.

          The Lender has, or upon execution and recording of this Agreement and the Security Documents will have, and will continue to have as security for the Obligations, a valid and perfected Lien on and security interest in all Collateral, free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens, including, without limitation, those described on Schedule 4.1.22 attached hereto and made a part hereof.

          4.1.23 Places of Business and Location of Collateral.

          The information contained in the Perfection Certificate is complete and correct. The Perfection Certificate completely and accurately identifies the address of (a) the state of organization of the Borrower, (b) the chief executive office of the Borrower, (c) any and each other place of business of the Borrower, (d) the location of all books and records pertaining to the Collateral, and (e) each location, other than the foregoing, where any of the Collateral is located. The proper and only places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the filing office for the jurisdiction in which the Borrower is organized and the local real property filing office for any location at which the Borrower has fixtures, all as identified on the Perfection Certificate.

          4.1.24 Business Information.

          In the five (5) years preceding the date hereof, the Borrower has not changed its name, state of organization, identity or organizational structure, has conducted business under any name other than its current name, and has conducted its business in any jurisdiction other than those disclosed on the Perfection Certificate.

          4.1.25 Equipment.

          All Equipment is personalty and is not and will not be affixed to real estate in such manner as to become a fixture or part of such real estate. No equipment is held by the Borrower on a sale on approval basis.

          4.1.26 Receivables.

          With respect to all Receivables and to the best of the Borrower's knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Lender); (b) they represent bona fide transactions completed in accordance with the terms and provisions contained in the invoices, purchase orders and other contracts relating thereto, and the underlying transaction therefor is in accordance with all applicable Laws; (c) the amounts shown on the Borrower's books and records, with respect thereto are actually and absolutely owing to the Borrower and are not contingent or subject to reduction for any reason other than regular discounts, credits or adjustments allowed by the Borrower in the ordinary course of its business; (d) no payments have been or shall be made thereon except payments turned over to the Lender by the Borrower; and (e) all Account Debtors thereon have the capacity to contract.

          4.1.27 Compliance with Eligibility Standards.

          Each Receivable included in the calculation of the Borrowing Base does and will at all times meet and comply with all of the standards for Eligible Receivables. With respect to those Receivables that the Lender has deemed Eligible Receivables (a) there are no facts, events or occurrences that in any way impair the validity, collectibility or enforceability thereof or tend to reduce the amount payable thereunder; and (b) there are no proceedings or actions known to the Borrower that are threatened or pending against any Account Debtor that might result in any material adverse change in the Borrowing Base.

     Section 4.2 Survival; Updates of Representations and Warranties.

          All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Loan and extension of credit made hereunder, and the incurring of any other Obligations and shall be deemed to have been made at the time of each request for, and again at the time of the making of, each advance under the Loan or other extension of credit made hereunder, except that the representations and warranties that relate to the financial statements that are referred to in Section 4.1.10 (Financial Condition), shall also be deemed to cover financial statements furnished from time to time to the Lender pursuant to Section 6.1.1 (Financial Statements).

                                   ARTICLE V
                              CONDITIONS PRECEDENT

     Section 5.1 Conditions to the Initial Advance.

     The initial advance under the Loan and other Revolver Usage are subject to the fulfillment of the following conditions precedent in a manner satisfactory in form and substance to the Lender and its counsel:

          5.1.1 Organizational Documents - Borrower.

          The Lender shall have received:

               (a)  a certificate of good standing certified by the Secretary of
State,  or  other   appropriate   Governmental   Authority,   of  the  state  of
incorporation of the Borrower;

               (b) a certified copy from the appropriate Governmental Authority under which the Borrower is organized, of the Borrower's recorded articles of incorporation and all recorded amendments thereto;

               (c) a certificate of qualification to do business for the Borrower certified by the Secretary of State or other Governmental Authority of each state in which the Borrower conducts business;

               (d) a certificate dated as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower covering:

                    (i) true and complete copies of the Borrower's corporate charter, bylaws, and all amendments thereto;

                    (ii) true and complete copies of the resolutions of its Boardof Directors authorizing (A) the execution, delivery and performance of the Financing Documents to which it is a party, (B) the borrowings hereunder, and (C) the granting of the Liens contemplated by this Agreement and the Financing Documents to which the Borrower is a party;

                    (iii) the incumbency, authority and signatures of the officers of the Borrower authorized to sign this Agreement and the other Financing Documents to which the Borrower is a party; and

                    (iv) the identity of the Borrower's current directors, common stock holders and other equity holders, as well as their respective percentage ownership interests.

          5.1.2 Opinion of Borrower's Counsel.

          The Lender shall have received the favorable opinion of counsel for the Borrower addressed to the Lender in form satisfactory to the Lender.

          5.1.3 Organizational Documents - Corporate Guarantors.

          The Lender shall have received for each Corporate Guarantors:

               (a)  a certificate of good standing certified by the Secretary of
State,  or  other   appropriate   Governmental   Authority,   of  the  state  of
incorporation for the Corporate Guarantor;

               (b) a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each state in which the Corporate Guarantor conducts business;

               (c) a certificate dated as of the Closing Date by the Secretary or an Assistant Secretary of the Corporate Guarantor covering:

                    (i) true and complete copies of the Corporate Guarantor's corporate charter, bylaws, and all amendments thereto;

                    (ii) true and complete copies of the resolutions of the Board of Directors of the Corporate Guarantor authorizing the execution, delivery and performance of the Financing Documents to which the Corporate Guarantor is a party and the granting of the Liens contemplated by any of the Financing Documents to which the Corporate Guarantor is a party;

                    (iii) the incumbency, authority and signatures of the officers of the Corporate Guarantor authorized to sign the Corporate
          Guaranties and all other Financing Documents to which the Corporate Guarantor is a party;

                    (iv) the identity of the Corporate Guarantor's current directors, common stock holders and other equity holders, as well as their respective percentage ownership interests; and

               (d) the favorable opinion of counsel for the Corporate Guarantor addressed to the Lender and in form satisfactory to the Lender.

          5.1.4 Consents, Licenses, Approvals, Etc.

          The Lender shall have received copies of all consents, licenses and approvals, including all Premium Finance Licenses, required in connection with the execution, delivery, performance, validity and enforceability of the Financing Documents and the continued operation of the Borrower's business, and such consents, licenses and approvals, including the Premium Finance Licenses (except as set forth in Section 4.1.19(c) with respect to the Commonwealth of Pennsylvania), shall be in full force and effect.

          5.1.5 Note.

          The Lender shall have received the Revolving Credit Note, each conforming to the requirements hereof and executed by a Responsible Officer of the Borrower and attested by a duly authorized representative of the Borrower.

          5.1.6 Financing Documents and Collateral.

          The Borrower shall have executed and delivered the Financing Documents to be executed by it, and shall have delivered original chattel paper, instruments, investment property, and related Collateral and all opinions, title insurance, and other documents contemplated by ARTICLE III (Collateral).

          5.1.7 Other Financing Documents.

          In addition to the Financing Documents to be delivered by the Borrower, the Lender shall have received the Financing Documents duly executed and delivered by Persons other than the Borrower.

          5.1.8 Documents, Etc.

          The Lender shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Lender.

          5.1.9 Payment of Fees.

          The Lender shall have received payment of any Fees due on or before the Closing Date.

          5.1.10 Perfection Certificate.

          The Borrower shall have delivered the Perfection Certificate required under the provisions of Section 3.3 (Perfection Certificate) duly executed by a Responsible Officer of the Borrower.

          5.1.11 Recordings and Filings.

          The Borrower shall have: (a) executed and delivered all Financing Documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Lender require that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

          5.1.12 Insurance Certificate.

          The Lender shall have received an insurance certificate in accordance with the provisions of Section 6.1.8 (Insurance) and Section 6.1.18 (Insurance With Respect to Equipment).

          5.1.13 Bailee Acknowledgements.

          The Lender shall have received an agreement acknowledging the Lender's Liens from each bailee, warehouseman, consignee or similar third party who has possession of any of the Collateral, which agreements must be reasonably acceptable to the Lender and its counsel in their sole and absolute discretion.

          5.1.14 Field Examination.

          The Lender shall have completed a field examination of the Borrower's business, operations and income, the results of which field examination shall be in all respects acceptable to the Lender in its sole and absolute discretion and shall include reference discussions with key customers and vendors.

          5.1.15 Life Insurance.

          The Lender shall have received a life insurance policy on the life of Barry B. Goldstein the amount of Four Million Dollars ($4,000,000) issued by an insurance company and in such form and content satisfactory to the Lender, together with the fully executed duplicate originals of the Assignment of Life Insurance.

          5.1.16 Subordination Agreements.

               (a) The Lender shall have received the fully executed Subordination Agreement and the Parent Subordination Agreements in form and content acceptable to the Lender. The Lender shall have received and approved copies of the fully executed Subordinated Debt Documents and the Parent Subordinated Debt Documents, all of which must be in form and content acceptable to the Lender.

               (b) With respect to Subordinated Indebtedness other than the Subordinated Debt and with respect to Parent Subordinated Indebtedness other than the Parent Subordinated Debt, the Lender shall have received evidence that the scheduled maturity thereof is not sooner than sixty (60) days after the scheduled maturity of the Revolving Credit Note.

          5.1.17 Initial Capital Injection.

          The Lender shall have received a certificate signed by a Responsible Officer of the Borrower, certifying to the Lender that the Borrower (a) has received an aggregate of Three Million Five Hundred Thousand Dollars
($3,500,000) (the "Initial Capital Injection") from the proceeds of the Subordinated Debt, in accordance with, and pursuant to, the terms and conditions of the Subordinated Debt Documents, and from the proceeds an initial equity contribution in the amount of Two Million Dollars ($2,000,000) from the Parent and has applied the same to such purposes as has been previously disclosed to, and approved by, the Lender or as otherwise required by this Agreement and (b) has delivered to the Lender a true and correct photocopy of all Subordinated Debt Documents.

          5.1.18 Servicing.

          The Lender shall have received true and complete copies of the Servicing Agreement Documents.

          5.1.19 Post Closing Agreement.

          The  Borrower   shall  have  fulfilled  the   requirements   expressly
identified in the Post Closing Agreement as "Conditions for Initial Advance."

     Section 5.2 Conditions to all Extensions of Credit.

     The making of all advances under the Loan is subject to the fulfillment of the following conditions precedent in a manner satisfactory in form and substance to the Lender and its counsel:

          5.2.1 Compliance.

          The Borrower shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement and the other Financing Documents that are binding upon it.

          5.2.2 Borrowing Base.

          The Borrower shall have furnished all Borrowing Base Reports required by Section 2.1.4 (Borrowing Base Report), there shall exist no Borrowing Base Deficiency and, as evidence thereof, the Borrower shall have furnished to the Lender such reports, schedules, certificates, records and other papers as may be requested by the Lender, and the Borrower shall be in compliance with the provisions of this Agreement both immediately before and immediately after the making of the advance requested.

          5.2.3 Default.

          There shall exist no Event of Default or Default hereunder.

          5.2.4 Representations and Warranties.

          The representations and warranties of the Borrower contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of, and of the request for, Revolver Usage and each advance under the Loan, except that the representations and warranties that relate to financial statements that are referred to in Section 4.1.10 (Financial Condition), shall also be deemed to cover financial statements furnished from time to time to the Lender pursuant to
Section 6.1.1 (Financial Statements).

          5.2.5 Adverse Change.

          No adverse change shall have occurred in the condition (financial or otherwise), operations or business of the Borrower that would, in the good faith judgment of the Lender, materially impair the ability of the Borrower to pay or perform any of the Obligations.

          5.2.6 Legal Matters.

          All legal documents incident to each advance under the Loan shall be reasonably satisfactory to counsel for the Lender.

          5.2.7 Consents, Licenses, Approvals, Etc.

          No Premium Finance Licenses or other consent, license or approval required for the continued operation of the Borrower's business, shall have been revoked, forfeited, terminated, allowed to lapse or otherwise invalidated.

          5.2.8 Initial Capital Injection.

          The Lender shall be reasonably satisfied that the Initial Capital Injection shall have been used in full for the Borrower's ordinary course working capital purposes which are permitted by this Agreement.

                                   ARTICLE VI
                            COVENANTS OF THE BORROWER

     Section 6.1 Affirmative Covenants.

     So long as any of the Obligations or the Commitment shall be outstanding hereunder, the Borrower agrees with the Lender as follows:

          6.1.1 Financial Statements.

          The Borrower shall furnish, or cause to be furnished, the following to the Lender:

               (a) Borrower Information. The Borrower shall provide the financial reports and information set forth on EXHIBIT D attached to and a part of this Agreement and such other reports and information as the Lender may require.

               (b) Parent Annual Statements and  Certificates.  The Parent shall furnish to the  Lender as soon as  available,  but in no event more than  ninety
(90) days after the close of each fiscal year of the Parent, (i) a copy of the annual financial statement in reasonable detail satisfactory to the Lender relating to the Parent and its Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Lender, which financial statement shall include a consolidated and consolidating balance sheet of the Parent and its Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Parent and its Subsidiaries for such fiscal year, and (ii) a management letter in the form prepared by the Parent's independent certified public accountants.

               (c) Annual Opinion of Accountant. The Parent shall furnish to the Lender as soon as available, but in no event more than ninety (90) days after the close of the Parent's fiscal years, a letter or opinion of the accountant who examined and certified the annual financial statement relating to the Parent and its Subsidiaries (i) stating whether anything in such accountant's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto and (ii) acknowledging that the Lender will rely on the statement and that the Parent knows of the intended reliance by the Lender.

               (d) Quarterly Statements and Certificates. The Parent shall furnish to the Lender as soon as available, but in no event more than forty-five
(45) days after the close of the Parent's fiscal quarters, consolidated and consolidating balance sheets of the Parent and its

Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, projected cash flow on a month to month basis and projected income statements, a certification that no change has occurred to the information contained in the Perfection Certificate (except as set forth on any schedule attached to the certification), prepared by a Responsible Officer - Parent in a format acceptable to the Lender, all as prepared and certified by a Responsible Officer - Parent and accompanied by a certificate of that officer stating whether any event has occurred that constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

               (e) Annual Budget and Projections. The Borrower shall furnish to the Lender as soon as available, but in no event later than the 10th day before the end of each fiscal year: (i) a consolidated and consolidating budget and pro forma financial statements on a month-to-month basis for the following fiscal year, and (ii) five year projections.

               (f) Personal Guarantor. The Borrower shall furnish to the Lender as soon as possible (i) but in no event more than March 31st of each year, financial statements of the Personal Guarantor certified as true and complete by the Personal Guarantor and in form and substance satisfactory to the Lender, and
(ii) but in no event later than ten (10) days after the filing each year, a copy of the Personal Guarantor's income tax returns and all schedules and other submissions therewith.

               (g) Perfection Certificates. Promptly after request by the Lender from time to time and no later than thirty (30) days prior to any material change to information contained on the Perfection Certificate, the Borrower shall furnish to the Lender an update of the information contained in the Perfection Certificate.

               (h) Additional Reports and Information. The Borrower shall furnish, or cause to be furnished, to the Lender promptly, such additional information, reports or statements with respect to the Borrower and/or any one or more of the Corporate Guarantors as the Lender may from time to time reasonably request.

          6.1.2 Reports to SEC and to Stockholders.

          The Borrower will furnish to the Lender, promptly upon the filing or making thereof, at least one (1) copy of all financial statements, reports, notices and proxy statements sent by the Borrower to its stockholders, and of all regular and other reports filed by the Borrower with any securities exchange or with the Securities and Exchange Commission.

          6.1.3 Recordkeeping, Rights of Inspection, Field Examination, Etc.

               (a) The Borrower shall, and shall cause each of its Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and
(ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.

               (b) The Borrower shall, and shall cause each of its Subsidiaries to, permit authorized representatives of the Lender to visit and inspect the properties of the Borrower and its Subsidiaries, to review, audit, check and inspect the Collateral at any time with or without notice, to review, audit, check and inspect the Borrower's other books of record at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of the Borrower and/or any Subsidiaries, with the officers, directors, employees and other representatives of the Borrower and/or any Subsidiaries and their respective accountants, all at such times during normal business hours and other reasonable times and as often as the Lender may reasonably request.

               (c) The Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by the Borrower and/or any Subsidiaries at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Lender copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of the Borrower and/or any Subsidiaries in the accountant's or auditor's possession, and to disclose to the Lender any information they may have concerning the financial status and business operations of the Borrower and its Subsidiaries. Further, the Borrower hereby authorizes all Governmental Authorities to furnish to the Lender copies of reports or examinations relating to the Borrower and/or any Subsidiaries, whether made by the Borrower or otherwise.

               (d) Any and all costs and expenses incurred by, or on behalf of, the Lender in connection with the conduct of any of the foregoing, including, without limitation, the actual fees and expenses charged for third party examinations and further including, without limitation, travel, lodging, meals, and other expenses together with an allocated charge of $90 per hour for each examiner that is an employee of the Lender for inspections of the Collateral and the Borrower's operations and for associated write-up time, shall be part of the Enforcement Costs and shall be payable to the Lender upon demand. The Borrower acknowledges and agrees that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Lender's employees, agents and third party examiners in, and when, traveling to the Borrower's facilities.

          6.1.4 Corporate Existence.

          The Borrower shall maintain, and cause each of its Subsidiaries to maintain, its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Borrower to perform the Obligations, the conduct of the Borrower's operations, the Borrower's financial condition, or the value of, or the ability of the Lender to realize upon, the Collateral.

          6.1.5 Compliance with Laws.

          The Borrower shall comply, and cause each of its Subsidiaries to comply, with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Borrower to perform the Obligations, the conduct of the Borrower's operations, the Borrower's financial condition, or the value of, or the ability of the Lender to realize upon, the Collateral.

          6.1.6 Preservation of Properties.

          The Borrower will, and will cause each of its Subsidiaries to, at all times (a) maintain, preserve, protect and keep its properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits that are necessary for the orderly continuance of its business.

          6.1.7 Line of Business.

          The Borrower will continue to engage substantially only in the business of providing personal automobile insurance premium finance services.

          6.1.8 Insurance.

          The Borrower will, and will cause each of its Subsidiaries to, at all times maintain, with financially sound and reputable insurers having a rating of at least A-VII or better by Best Rating Guide or other comparable rating chosen by the Lender, such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, the Borrower will, and will cause each of its Subsidiaries to, keep adequately insured all of its property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by it, or arising in any manner out of the businesses carried on by it, all in such amounts not less than the Lender shall reasonably determine from time to time. The Borrower shall deliver to the Lender on the Closing Date (and thereafter on each date there is a material change in the insurance coverage) a certificate of a Responsible Officer of the Borrower containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Within thirty (30) days after notice in writing from the Lender, the Borrower will obtain such additional insurance as the Lender may reasonably request.

          6.1.9 Taxes.

          Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, the Borrower will, and will cause each of its Subsidiaries to, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof. The Borrower shall furnish to the Lender at such times as the Lender may require proof satisfactory to the Lender of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by the Borrower from wages and salaries of employees and amounts contributed by the Borrower on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

          6.1.10 ERISA.

          The Borrower will, and will cause each of its Subsidiaries and Affiliates to, comply with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. The Borrower will not permit with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, that results, or may result, in any material liability of the

Borrower and/or any Subsidiary and/or Affiliate, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of the Borrower and/or any Subsidiary and/or Affiliate to the PBGC. Upon the Lender's request, the Borrower will deliver to the Lender a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

          6.1.11 Notification of Events of Default and Adverse Developments.

          The Borrower shall promptly notify the Lender upon obtaining knowledge of the occurrence of:

               (a)  any Event of Default;

               (b)  any Default;

               (c) any litigation instituted or threatened against the Borrower or its Subsidiaries and of the entry of any judgment or Lien (other than any Permitted Liens) against any of the assets or properties of the Borrower or any Subsidiary where the claims against the Borrower or any of its Subsidiaries exceed Twenty-five Thousand Dollars ($25,000) and are not covered by insurance;

               (d) any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrower or any of its Subsidiaries;

               (e) any judicial, administrative or arbitral proceeding pending against the Borrower or any of its Subsidiaries and any judicial or administrative proceeding known by the Borrower to be threatened against it or any of its Subsidiaries that, could have a Material Adverse Effect.

               (f) the receipt by the Borrower or any of its Subsidiaries of any notice, claim or demand from any Governmental Authority that alleges that the Borrower or any Subsidiary is in violation of any of the terms of, or has failed to comply with any applicable Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act; and

               (g) any other development in the business or affairs of the Borrower and any of its Subsidiaries that may have a Material Adverse Effect;


in each case describing in detail satisfactory to the Lender the nature thereof and the action the Borrower proposes to take with respect thereto.

          6.1.12 Hazardous Materials; Contamination.

          The Borrower agrees to:

               (a) give notice to the Lender immediately upon the Borrower's acquiring knowledge of the presence of any Hazardous Materials and of any Hazardous Materials Contamination on any property owned or controlled by the Borrower or for which the Borrower is, or is claimed to be, responsible (provided that such notice shall not be required for Hazardous

Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, quantity) of the Borrower's line of business expressly described in this Agreement) or of any Hazardous Materials Contamination, with a full description thereof;

               (b) promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of such compliance;

               (c) provide the Lender, within thirty (30) days after a demand by the Lender, with a bond, letter of credit or similar financial assurance evidencing to the Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any Lien that may be established as a result thereof on any property owned or controlled by the Borrower or for which the Borrower is, or is claimed to be, responsible; and

               (d) as part of the Obligations, defend, indemnify and hold harmless the Lender and its agents, employees, trustees, successors and assigns from any and all claims that may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials or of any Hazardous Materials Contamination on any property owned or controlled by the Borrower or for which the Borrower is, or is claimed to be, responsible.


The Borrower acknowledges and agrees that this indemnification shall survive the termination of this Agreement and the Commitment and the payment and performance of all of the other Obligations.

          6.1.13 Disclosure of Significant Transactions.

          The Borrower shall deliver to the Lender a written notice describing in detail each transaction by it involving the purchase, sale, lease, or other acquisition or loss or casualty to or disposition of an interest in Fixed or Capital Assets that exceeds Fifty Thousand Dollars ($50,000.00), said notices to be delivered to the Lender within thirty (30) days of the occurrence of each such transaction.

          6.1.14 Key Man Life Insurance.

          The Borrower shall at all times maintain life insurance with a responsible insurer on the life of Barry B. Goldstein in an amount not less than Four Million Dollars ($4,000,000) and will assign the proceeds of such life insurance to the Lender pursuant to the Assignment of Life Insurance.

          6.1.15 Financial Covenants.

               (a) Certain Definitions. As used in this Agreement, the Term:

          "Capitalization" means as to the Borrower at any date of determination thereof the sum of the Borrower's Tangible Net Worth plus Borrower's Subordinated Indebtedness minus advances to the Parent.

          "Capitalization Ratio" means the ratio of (a) total liabilities of the Borrower (including book overdraft as a liability, not as an offset to cash) minus Borrower's Subordinated Indebtedness to (b) the Borrower's Capitalization.

          "Cash Flow Coverage Ratio" means for period of determination the ratio of (a) the Borrower's EBITDA to (b) the sum of (i) the aggregate amount of interest expense of the Borrower for such period, plus (ii) any dividends paid by the Borrower to its stockholders plus (iii) any other distributions that reduce the Borrower's Net Worth.

          "EBITDA" means as to the Borrower for any period of determination thereof, the sum of (a) the net profit (or loss) determined in accordance with GAAP consistently applied, plus (b) interest expense and income tax provisions for such period, plus (c) depreciation and amortization of assets for such period.

          "Funded Debt" means the aggregate of the consolidated outstanding principal balance under the Revolving Loan plus the Borrower's Subordinated Indebtedness plus all other Indebtedness for Borrowed Money (other than that described on clauses (f) and (g) of that term) plus the amount of book overdrafts upon the Borrower's deposit accounts plus unfunded liabilities (that is, "Due to carriers" accounts payable as shown on the Borrower's balance sheet and determined on a consistent basis).

          "Net Worth" means the shareholders' equity of the Borrower, defined in accordance with GAAP.

          "Tangible Net Worth" means as to the Borrower at any date of determination thereof, the aggregate at such time of the Borrower's Net Worth minus the total of (a) all assets that would be classified as intangible assets under GAAP consistently applied, (b) applicable reserves, allowances and other similar properly deductible items to the extent such reserves, allowances and other similar properly deductible items have not been previously deducted by the Lender in the calculation of shareholders' equity, (c) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Lender, and (d) the amount of all loans and advances to, or investments in, any Person (other than pursuant to Premium Finance Agreements), other than cash equivalents and deposit accounts maintained with any financial institution.

               (b) Capitalization Ratio. The Borrower shall maintain, tested as of the last day of each month, for the twelve (12) month period ending on the test date, a Capitalization Ratio, of not greater than (i) 6.0 to 1.0 through and including June 30, 2004, and (ii) 5.0 to 1.0 thereafter.

               (c) Cash Flow Coverage Ratio. The Borrower shall maintain, tested as of the last day of each of the Borrower's fiscal quarters for the twelve (12) month period ending on the test date, a Cash Flow Coverage Ratio of not less than 1.50 to 1.0.

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

               (d) Finance Receivables to Funded Debt Ratio. The Borrower shall maintain, tested as of the last day of each of month, a ratio of total Receivables due and owing under Premium Finance Agreements net of all reserves as required in accordance with GAAP, consistently applied, to Funded Debt of not less than 1.0:1.0.

          6.1.16 Collection of Receivables.

          Until such time that the Lender shall notify the Borrower of the revocation of such privilege, the Borrower and each of the Subsidiaries shall at its own expense have the privilege for the account of, and in trust for, the Lender of collecting its Receivables and receiving in respect thereto all Items of Payment and shall otherwise completely service all of the Receivables including (a) the billing, posting and maintaining of complete records applicable thereto, (b) the taking of such action with respect to the Receivables as the Lender may request or in the absence of such request, as the Borrower and each of the Subsidiaries may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to a Receivable and may take such other actions relating to the settling of any Account Debtor's claim as may be commercially reasonable. The Lender may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to the Borrower and any one or more of the Subsidiaries by either giving notice of its assignment of, and lien on the Collateral to the Account Debtors or giving notice of such revocation to the Borrower. The Lender shall not have any duty to, and the Borrower hereby releases the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Receivables or to preserve any rights against any other party with an interest in the Collateral. The Lender shall be entitled at any time and from time to time to confirm and verify Receivables.

          6.1.17 Assignments of Receivables.

          The Borrower will promptly, upon request, execute and deliver to the Lender written assignments, in form and content acceptable to the Lender, of specific Receivables or groups of Receivables; provided, however, the Lien and/or security interest granted to the Lender under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Receivables within such assignments. Receivables so assigned shall secure payment of the Obligations and are not sold to the Lender whether or not any assignment thereof, that is separate from this Agreement, is in form absolute. The Borrower agrees that neither any assignment to the Lender nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Lender any obligation or liability of the Borrower with respect to that which is assigned and the Borrower hereby agrees to indemnify the Lender and hold the Lender harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities that may be incurred by or imposed upon the Lender by virtue of the assignment of and Lien on the Borrower's rights, title and interest in, to, and under the Collateral.

          6.1.18 Insurance With Respect to Equipment.

          The Borrower will (a) maintain and cause each of its Subsidiaries to maintain hazard insurance with fire and extended coverage and naming the Lender as an additional insured with loss payable to the Lender as its respective interest may appear on the Equipment in

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


an amount at least equal to the lesser amount of the outstanding principal amount of the Obligations or the fair market value of the Equipment (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Lender at least thirty (30) days written notice before any alteration or termination of such insurance policy and that no act or default of the Borrower shall affect the right of the Lender to recover under such policy in the event of loss or damage; (b) file, and cause each of its Subsidiaries to file, with the Lender, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and (c) within thirty (30) days after notice in writing from the Lender, obtain, and cause each of its Subsidiaries to obtain, such additional insurance as the Lender may reasonably request.

          6.1.19 Maintenance of the Collateral.

          The Borrower will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral that may materially impair the value thereof. The Lender, or an agent designated by the Lender, shall be permitted to enter the premises of the Borrower and the Subsidiaries and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lender shall not have any duty to, and the Borrower hereby releases the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Receivables or to, preserve any rights against any other party with an interest in the Collateral.

          6.1.20 Equipment.

          The Borrower shall (a) maintain all Equipment as personalty, (b) not affix any Equipment to any real estate in such manner as to become a fixture or part of such real estate, and (c) shall hold no Equipment on a sale on approval basis. The Borrower hereby declares its intent that, notwithstanding the means of attachment, no goods of the Borrower hereafter attached to any realty shall be deemed a fixture, which declaration shall be irrevocable, without the Lender's consent, until all of the Obligations have been paid in full and all of the Commitments have been terminated.

          6.1.21 Defense of Title and Further Assurances.

          At its expense the Borrower will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver any financing statement, other notice, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document that the Lender may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Lender under this Agreement or under any of the other Financing Documents and the first priority of that Lien subject only to the Permitted Liens. The Borrower will from time to time do whatever the Lender may require by way of obtaining, executing, delivering, and/or filing financing statements, landlords', mortgagees' or bailees' waivers, notices of assignment and other notices and amendments and renewals thereof and the Borrower will take any and all steps and observe such formalities as the Lender may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in, the Collateral, subject to the Permitted Liens. Without implying any limitation on the foregoing, with respect to the Collateral that may be perfected by control, the Borrower shall take such steps as the Lender may require in order that Lender may have such control. The Borrower shall pay to the Lender on demand all taxes, costs and expenses incurred

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


by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the Receivables of the Borrower are expected to become subject to the control of, or in the possession of, a party other than the Borrower or the Lender, the Borrower shall cause all such parties to execute and deliver on the Closing Date security documents, financing statements or other documents as requested by the Lender and as may be necessary to evidence and/or perfect the security interest of the Lender in those proceeds. The Borrower agrees that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Further, to the extent permitted by applicable Laws, the Lender may file, without the Borrower's signature, one or more financing statements or other notices disclosing the Lender's liens and other security interests. All financing statements and notices may describe the Lender's collateral as all assets or all personal property of Borrower. The Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrower and without notice to the Borrower, to execute and deliver any and all of the instruments and other documents and take any action which the Lender may require pursuant the foregoing provisions of this Section. . Further, to the extent permitted by applicable Laws, the Lender is hereby authorized to file, without the Borrower's signature, one or more financing statements or other notices disclosing the Lender's liens and other security interests. All financing statements and notices may describe the Lender's collateral as all assets and/or all personal property of the Borrower. The Borrower hereby ratifies and confirms the Lender's authority to file and the validity of any and all financing statements and notices filed by the Lender prior to the date of this Agreement.

          6.1.22 Business Information.

          The Borrower will notify the Lender not less than thirty (30) days prior to (a) any change in its name or in the name under which the Borrower conducts its business, (b) any change to the Borrower's state of organization, identity or organizational structure, (c) any change of the location of the chief executive office of the Borrower, (d) the opening of any new place of business or the closing of any existing place of business, and (e) any change in the location of the places where the Collateral, or any part thereof, or the books and records, or any part thereof, are kept.

          6.1.23 Subsequent Opinion of Counsel as to Recording Requirements.

          In the event that the Borrower or any Subsidiary shall transfer its principal place of business or the office where it keeps its records pertaining to the Collateral, upon the Lender's request, the Borrower will provide to the Lender a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrower and the Subsidiaries have complied to maintain the Lien and security interest in favor of the Lender in the Collateral.

          6.1.24 Use of Premises and Equipment.

          The Borrower agrees that until the Obligations are fully paid and this Agreement has been terminated, the Lender (a) after and during the continuance of an Event of Default, may use any of the Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (b) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Borrower's owned or leased property.

          6.1.25 Protection of Collateral.

          The Borrower agrees that the Lender may at any time following an Event of Default take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Collateral, including, without limitation, the hiring of such security guards, the placing of other security protection measures, and otherwise restricting access to owned or leased locations where Collateral is located, all as the Lender deems appropriate from time to time, may employ and maintain at any of the Borrower's premises a custodian who shall have full authority to do all acts necessary to protect the Lender's in the Collateral and may lease warehouse facilities to which the Lender may move all or any part of the Collateral to the extent commercially reasonable. The Borrower agrees to cooperate fully with the Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Lender may reasonably direct. All of the Lender's expenses of preserving the Collateral, including any reasonable expenses relating to the compensation and bonding of a custodian, shall be part of the Enforcement Costs.

          6.1.26 Appraisals.

          Whenever a Default or an Event of Default exists, and at such other times as the Lender may request, but not more frequently than once a year, the Borrower shall, at its expense, provide the Lender with appraisals or updates thereof of any or all of the Collateral from an appraiser and in form in all respects satisfactory to the Lender.

          6.1.27 Servicing Agreements.

               (a) On or before September 4, 2003, the Borrower shall have entered into a Back-Up Servicing Agreement with a servicer, for a term, for fees and otherwise in form and substance satisfactory to the Lender.

               (b) The Borrower agrees that the Servicing Agreement Documents and the Back-Up Servicing Agreement, when effective, shall remain in full force and effect at all times. The agreements, terms and conditions of this Agreement with respect to the Servicer and the Servicing Agreement shall apply to the servicer under the Back-Up Servicing Agreement and to the Back-Up Servicing Agreement at such times as the servicer is providing, or is obligated to provide, services under the Back-Up Servicing Agreement. Under the terms of the Servicing Agreement Documents, the Servicer shall at all times: (a) be authorized and obligated, upon notification from the Lender of an Event of Default, to perform its servicing duties solely for the benefit of the Lender;
(b) receive all Items of Payment and other Collateral as the Lender's bailee for the purpose of perfecting the Lender's security interests therein, (c) deposit all proceeds of Items of Payment and other Collateral into the Collateral Account; (c) be obligated to provide to the Lender not less than three hundred sixty-five (365) days notice of the Servicer's intent to cancel the Servicing Agreement; and (d) along with the Borrower, covenant and agree that the Servicer shall not be authorized to modify or amend the Servicing Agreement Documents without the Lender's express written consent.

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

          6.1.28 Borrower's Procedures.

          The Borrower's forms and procedures shall at all times reflect the following to the continuing satisfaction of the Lender:

               (a) Premium Finance Agreements, payment coupon books, and such other materials, shall reflect the Lender as secured creditor to the Borrower and shall direct that payments be made to the Servicer. References in the Premium Finance Agreements to the "Loan and Security Agreement with" the Lender mean this Agreement, as amended, restated, modified, substituted, extended and renewed from time to time.

               (b) Scheduled monthly payments and all other Items of Payments shall be (i) received by the Servicer for processing (or forwarded to the Servicer by the Borrower) for the benefit of the Lender, and as bailee for the purpose of perfecting Lender's security interest therein, (ii) deposited by the Servicer into the Collateral Account; (iii) if made payable to the Borrower shall be endorsed by the Servicer pursuant to authority granted by the Borrower to the Servicer in the Servicing Agreement for deposit to, and deposited exclusively to the Collateral Account;

               (c) The Borrower's "Notices of Financed Premium," "Notices of Cancellation" and other notices or claims with respect to returned premiums or Receivables (the foregoing collectively, "Premium Claim Notices") (i) shall specify the Lender's interest, as secured creditor to the Borrower, in returned premiums on policies financed by the Borrower and (ii) shall direct that all remittances shall be made payable to "M&T Bank, Secured Creditor", as secured creditor to the Borrower at the Servicer's address, unless the Borrower and the Lender shall have agreed otherwise in each instance. All Items of Payment with respect to those remittances shall deposited into the Collateral Account in compliance with Section 2.1.8 (Collateral Account).

               (d) To the extent that the Borrower receives any scheduled payments on Premium Finance Agreements or payments of returned premiums on cancelled Premium Finance Agreement or pursuant to Premium Claim Notices, via ACH transfers or other standing transfer orders, the Borrower shall modify its notices and other communication materials to instruct payors that such payments are to be directed to the Collateral Account.

               (e) The Borrower shall irrevocably and continuously provide the Lender "read only" access, or such other access to be determined, to the Borrower's accounting and financial records including, without limitation, those with respect to the Receivables.

               (f) No later than fifteen (15) days after the end of each month, the Borrower to provide the Lender with premium disbursement file monthly in electronic format acceptable to the Lender.

               (g) The Borrower shall at all times use the Lender's "Full Account Reconciliation" program (or, at the Lender's direction, other program or programs offered by the Lender) for the Borrower's deposit and contract disbursement accounts. The proceeds of the Receivables shall be subject to the provisions of Section 2.1.9 (Collateral Account).

     Section 6.2 Negative Covenants.

     So long as any of the Obligations or the Commitment shall be outstanding hereunder, the Borrower agrees with the Lender as follows:

          6.2.1 Capital Structure, Merger, Acquisition or Sale of Assets.

          The Borrower will not alter or amend its capital structure, authorize any additional class of equity, issue any stock or equity of any class, enter into any merger or consolidation or amalgamation, windup or dissolve itself (or suffer any liquidation or dissolution) or acquire all or substantially all the assets of any Person, or sell, lease or otherwise dispose of any of its assets. Any consent of the Lender to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

          6.2.2 Subsidiaries.

          The Borrower will not create or acquire any Subsidiaries other than the Subsidiaries identified on the Perfection Certificate.

          6.2.3 Issuance of Stock.

          The Borrower will not issue, or grant any option or right to purchase, any of its capital stock.

          6.2.4 Purchase or Redemption of Securities; Dividend Restrictions.

          The Borrower will not purchase, redeem or otherwise acquire any shares of its capital stock or warrants now or hereafter outstanding, declare or pay any dividends thereon (other than stock dividends), apply any of its property or assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any dividends on, or for the purchase, redemption, or other retirement of, make any distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower, or any warrants, permit any Subsidiary to purchase or acquire any shares of any class of capital stock of, or warrants issued by, the Borrower, make any distribution to stockholders or set aside any funds for any such purpose, and will not prepay, purchase or redeem any Indebtedness for Borrowed Money other than the Obligations, except for dividends or other distributions or advances made to the Parent when there exists no Default or Event of Default in order to enable the Parent to pay at a time payments due and payable (other than those payments which may not be made due to applicable provisions of subordination) under the Parent Subordinated Debt and the corresponding portion of the Subordinated Debt to the extent the payments are expressly permitted by this Agreement, the Subordination Agreement and the Parent Subordination Agreement.

          6.2.5 Indebtedness.

          The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, or permit any Subsidiary so to do, except:

               (a)  the Obligations;

               (b)  current accounts payable arising in the ordinary course;

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               (c)  indebtedness secured by Permitted Liens;

               (d)  Subordinated Indebtedness; and

               (e) indebtedness of the Borrower existing on the date hereof and reflected on the financial statements furnished pursuant to Section 4.1.10 (Financial Condition).

          6.2.6 Investments, Loans and Other Transactions.

          Except as otherwise provided in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, (a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with its business and treated as a Fixed or Capital Asset of the Borrower or the Subsidiary) or any Person, whether by stock purchase, capital contribution, acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), (b) guaranty or otherwise become contingently liable for the indebtedness, liabilities or other obligations of any Person, or (c) make any loans or advances, or otherwise extend credit to any Person, except:

               (a) any advance to an officer of the Borrower or of any Subsidiary for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by the Borrower and its Subsidiaries (taken as a whole) outstanding at any time shall not exceed Five Thousand Dollars ($5,000);

               (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (c) any investment in Cash Equivalents, that are pledged to the Lender as collateral and security for the Obligations; and

               (d) trade credit extended to customers in the ordinary course of business.

          6.2.7 Operating Lease Obligations.

          The Borrower will not incur or permit to exist any Lease Obligations (including, without limitation, Lease Obligations with respect to real property) except Capital Leases expressly permitted by this Agreement or permit any Subsidiary so to do, if the aggregate amount of all such Lease Obligations of the Borrower and the Subsidiaries (taken as a whole) would at any time exceed Two Hundred Thousand Dollars ($200,000) during any fiscal year of the Borrower.

          6.2.8 Stock of Subsidiaries.

          The Borrower will not sell or otherwise dispose of any shares of capital stock of any Subsidiary (except in connection with a merger or consolidation of a Wholly Owned Subsidiary into the Borrower or another Wholly Owned Subsidiary or with the dissolution of any Subsidiary) or permit any Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.

          6.2.9 Subordinated Indebtedness.

          The Borrower will not, and will not permit any Subsidiary to make:

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               (a)  any  payment of  principal  of, or  interest  on, any of the
Subordinated Indebtedness, including, without limitation, the Subordinated Debt, if a Default or an Event of Default then exists hereunder or would result from such payment;

               (b) any payment of the principal or interest due on the Subordinated Indebtedness as a result of acceleration thereunder or a mandatory prepayment thereunder;

               (c) any amendment or modification of or supplement to the documents evidencing or securing the Subordinated Indebtedness; or

               (d)  payment  of  principal  or  interest  on  the   Subordinated
Indebtedness other than when due (without giving effect to any acceleration of maturity or mandatory prepayment).

          6.2.10 Liens; Confessed Judgment.

          The Borrower agrees that it (a) will not create, incur, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, or permit any Subsidiary so to do, except for Liens securing the Obligations and Permitted Liens, (b) will not agree to, assume or suffer to exist any provision in any instrument or other document for confession of judgment, cognovit or other similar right or remedy, (c) will not allow or suffer to exist any Permitted Liens to be superior to Liens securing the Obligations except as expressly set forth in Schedule 4.1.22, (d) will not enter into any contracts for the consignment of goods to the Borrower, (e) will not execute or suffer the filing of any financing statements or the posting of any signs giving notice of consignments to the Borrower, (f) will not, as a material part of its business, engage in the sale of goods belonging to others, and (g) will not allow or suffer to exist the failure of any Lien described in the Security Documents to attach to, and/or remain at all times perfected on, any of the property described in the Security Documents.

          6.2.11 Transactions with Affiliates.

          Except (a) as permitted in Section 6.2.4 (Purchase or Redemption of Securities; Dividend Restrictions) or Section 6.2.17 (Compensation), (b) for the reimbursement of reasonable payroll expenses incurred by DCAP Management Corp. on behalf of the Borrower as further set forth in that certain letter agreement dated July 10, 2003 between the Borrower and Parent, a true copy of which the Borrower and Parent have provided to the Lender prior to the execution and delivery of this Agreement, (c) transactions between the Borrower and the Corporate Guarantors (other than the Parent) that are in the ordinary course of business relating or incidental to the financing of automobile insurance premiums and that are upon fair and reasonable terms which are no less favorable than would be obtained in a comparable arms-length transaction with a Person who is not an Affiliate and which are profitable for the Borrower, and (d) the payment of sublease payments in the ordinary course from Borrower to the Parent pursuant to that certain sublease agreement dated October 1, 2002, the Borrower and its Subsidiaries will not enter into or participate in any transaction with any Affiliate or, except in the ordinary course of business, with the officers, directors, employees and other representatives of the Borrower and/or any Subsidiary.

          6.2.12 Other Businesses.

     The Borrower and its Subsidiaries will not engage directly or indirectly in any business other than its current line of business described elsewhere in this Agreement.

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          6.2.13 ERISA Compliance.

          Neither the Borrower nor any ERISA Affiliate shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner that could result in the imposition of a lien on the property of the Borrower pursuant to ERISA; (d) terminate or consent to the termination of any Multi-employer Plan; or (e) incur a complete or partial withdrawal with respect to any Multi-employer Plan.

          6.2.14 Prohibition on Hazardous Materials.

          The  Borrower  shall not place,  manufacture  or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, operated or controlled by the Borrower or for which the Borrower is responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course.

          6.2.15 Amendments.

          The Borrower will not amend, terminate or allow to lapse or agree to amend, terminate or allow to lapse the Premium Finance Licenses or any other franchise, license, consent, approval or agreement necessary for the Borrower to operate its business in the normal course, or consent to or waive any material provisions thereof. The Borrower shall conduct no business in the Commonwealth of Pennsylvania until the Premium Finance Licenses have been duly issued by the applicable Pennsylvania Governmental Authorities.

          6.2.16 Method of Accounting; Fiscal Year.

          The Borrower will not:

               (a) change the method of accounting employed in the preparation of any financial statements furnished to the Lender under the provisions of
Section 4.1.10 (Financial Statements), unless required to conform to GAAP and on the condition that the Borrower's accountants shall furnish such information as the Lender may request to reconcile the changes with the Borrower's prior financial statements.

               (b)  change its fiscal year from a year ending on December 31.

          6.2.17 Compensation.

          Neither the Borrower nor any of its Subsidiaries will pay any bonuses, fees, compensation, commissions, salaries, drawing accounts, or other payments (cash and non-cash), whether direct or indirect, to any stockholders of the Borrower or its Subsidiaries, or any Affiliate of the Borrower or its Subsidiaries, other than reasonable compensation for actual services rendered by stockholders in their capacity as officers or employees of the Borrower and other compensation pursuant to (i) that certain Employment Agreement dated May 28, 2003 between AIA-DCAP Corp. and Barry Lefkowitz and (ii) that certain Employment Agreement dated May 10, 2001 between the Parent and Barry Goldstein, true and correct copies of which have been provided to the Lender prior to the execution of this Agreement. The Employment Agreements will not be modified or amended without the prior written consent of the Lender.

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          6.2.18 Transfer of Collateral.

          The Borrower and the Subsidiaries will not transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral.

          6.2.19 Sale and Leaseback.

          Neither the Borrower nor the Subsidiaries will directly or indirectly enter into any arrangement to sell or transfer all or any substantial part of its fixed assets and thereupon or within one year thereafter rent or lease the assets so sold or transferred.

          6.2.20 Disposition of Collateral.

          The Borrower will not sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, except, prior to an Event of Default, dispositions expressly permitted elsewhere in this Agreement and the sale of unnecessary or obsolete Equipment, but only if the proceeds of the sale of such Equipment are (a) used to purchase similar Equipment to replace the unnecessary or obsolete Equipment or (b) immediately turned over to the Lender for application to the Obligations.

          6.2.21 Other Businesses.

          The Borrower and its Subsidiaries will not, without the prior written consent of the Lender, engage directly or indirectly in any business other than the business of financing premiums for personal and/or commercial automobile property and casualty insurance policies in the States of New York and New Jersey and the Commonwealth of Pennsylvania.

                                  ARTICLE VII
                         DEFAULT AND RIGHTS AND REMEDIES

     Section 7.1 Events of Default.

     The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

          7.1.1 Failure to Pay.

          The failure of the Borrower to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement, the Note and/or any of the other Financing Documents.

          7.1.2 Breach of Representations and Warranties.

          Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Borrower), financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

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

          7.1.3 Failure to Comply with Covenants.

          The failure of the Borrower to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.

          7.1.4 Default Under Other Financing Documents or Obligations.

          A default shall occur under any of the other Financing Documents or under any other Obligations, and such default is not cured within any applicable grace period provided therein.

          7.1.5 Receiver; Bankruptcy.

          The Borrower or any Subsidiary shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature,
(c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Borrower's or any Subsidiary's business or the use or disposition of a material portion of the Borrower's or any Subsidiary's assets.

          7.1.6 Involuntary Bankruptcy, etc.

          An order for relief shall be entered in any involuntary case brought against the Borrower or any Subsidiary under the Bankruptcy Code, or (b) any such case shall be commenced against the Borrower or any Subsidiary and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Borrower or any Subsidiary (i) adjudicating the Borrower, or any Subsidiary bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of the Borrower or of any Subsidiary, or of a material portion of the Borrower's or any Subsidiary's assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Borrower's or any Subsidiary's business or the use or disposition of a material portion of the Borrower's or any Subsidiary's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

          7.1.7 Judgment.

          Unless adequately insured in the opinion of the Lender, the entry of a final judgment or final judgments for the payment of money involving more than $50,000 in the aggregate against the Borrower and/or any one or more of the Corporate Guarantors, and the failure by the Borrower and the Corporate Guarantors to discharge the same, or cause it to be

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

discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

          7.1.8 Execution; Attachment.

          Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

          7.1.9 Default Under Other Borrowings.

          Default shall be made with respect to any Indebtedness for Borrowed Money (other than the Loan) with an aggregate outstanding principal balance of more than $100,000 if the default is a failure to pay at maturity or if the effect of such default is to accelerate the maturity of such Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause any such Indebtedness for Borrowed Money to become due prior to its stated maturity.

          7.1.10 Challenge to Agreements.

          The Borrower or any of the Guarantors shall challenge the validity and binding effect of any provision of any of the Financing Documents or shall state its intention to make such a challenge of any of the Financing Documents or any of the Financing Documents shall for any reason (except to the extent permitted by its express terms) cease to be effective or to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby.

          7.1.11 Material Adverse Effect.

          The Lender in its sole discretion determines in good faith that an event has occurred that has a Material Adverse Effect on the Borrower or the Collateral.

          7.1.12 Change of Control.

          Any Person, other than the Parent, shall own any equity interest in the Borrower, or any Person (other than Barry B. Goldstein) or group (as such term is used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) shall have become the direct or indirect beneficial owner (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of, or shall have the right to vote or otherwise control, 30% or more of any class of voting securities of the Parent.

          7.1.13 Liquidation, Termination, Dissolution, Change in Management, etc.

          The Borrower shall liquidate, dissolve or terminate its existence or shall suspend or terminate a substantial portion of its business operations or Barry B. Goldstein shall no longer hold the office and perform the duties of chief executive and chief operating officer of the Borrower.

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

     Section 7.2 Remedies.

     Upon the occurrence of any Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

          7.2.1 Acceleration.

          The Lender may declare the Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which the Borrower hereby waives.

          7.2.2 Further Advances.

          The Lender may from time to time without notice to the Borrower suspend, terminate or limit any further Advances, loans or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Sections 7.1.5 (Receiver; Bankruptcy) or 7.1.6 (Involuntary Bankruptcy, etc.), the Commitments and any agreement in any of the Financing Documents to provide additional credit shall immediately and automatically terminate and the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

          7.2.3 Uniform Commercial Code.

          The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Borrower shall assemble the Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Borrower's premises to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it.

     Any written notice of the sale, disposition or other intended action by the Lender with respect to the Collateral that is sent by regular mail, postage prepaid, to the Borrower at the address set forth in Section 8.1 of this Agreement, or such other address of the Borrower that may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Borrower. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

     If any consent, approval, or authorization of any state, municipal or other governmental department, agency or authority or of any person, or any person, corporation, partnership or other entity having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrower agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

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


     The Borrower recognizes that the Lender may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Borrower covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner that is valid and binding and in conformance with all applicable Laws. Upon any such sale or disposition, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral consisting of securities so sold.

          7.2.4 Specific Rights With Regard to Collateral.

          In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Borrower, and the Borrower hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrower and without notice to the Borrower:

          (a) request any Account Debtor obligated on any of the Receivables to make payments thereon directly to the Lender, with the Lender taking control of the cash and non-cash proceeds thereof;

          (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

          (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;

          (d) copy, transcribe, or remove from any place of business of the Borrower or any Subsidiary all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lender, make such use of the Borrower's or any Subsidiary's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

          (e) repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any Account Debtor;

          (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

          (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

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

          (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

          (i) endorse or sign the name of the Borrower upon any Items of Payment, certificates of title, instruments, investment property, stock powers, documents, documents of title, financing statements, assignments, notices, or other writing relating to or part of the Collateral and on any Proof of Claim in Bankruptcy against an Account Debtor;

          (j) clear notify the Post Office authorities to change the address for the delivery of mail to the Borrower to such address or Post Office Box as the Lender may designate and receive and open all mail addressed to the Borrower; and

          (k) take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.

          7.2.5 Application of Proceeds.

          Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrower shall remain liable to the Lender for any deficiency.

          7.2.6 Performance by Lender.

          Upon the occurrence and continuation of an Event of Default, the Lender without notice to or demand upon the Borrower and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, and may enter upon the premises of the Borrower for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Borrower hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrower and without notice to the Borrower. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrower to the Lender on demand, and shall constitute and become a part of the Obligations.

          7.2.7 Other Remedies.

          The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws. The Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrower

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now or at any time hereafter in the possession of, in transit to or from,  under the control or custody of, or on deposit with, the Lender.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.1 Notices.

     All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or three (3) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

          Borrower:                 Payments Inc.
                                    1158 Broadway
                                    Hewlett, New York  11557
                                    Attention:        Barry B. Goldstein

          with a copy to:           Fred Skolnick, Esquire
                                    Certilman, Balin, Adler & Hyman, LLP
                                    90 Merrick Avenue
                                    East Meadow, NY 11554

          Lender: Manufacturers and Traders Trust Company 25 South Charles Street, 14th Floor Baltimore, Maryland 21201
                                    Attention:        Maryanne Gruys

          with a copy to:           Frederick W. Runge, Jr., Esquire
                                    Miles & Stockbridge P. C.
                                    10 Light Street
                                    Baltimore, Maryland 21202

     By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

     Section 8.2 Amendments; Waivers.

     This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrower. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrower and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other

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Financing  Documents or any right or remedy under this  Agreement,  under any of the other Financing Documents or under applicable Laws.

     Without implying any limitation on the foregoing:

               (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

               (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

               (c) No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

               (d) No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

               (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

     Section 8.3 Cumulative Remedies.

     The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws, all without regard to any right of the Borrower or any other Person to the marshalling of assets, which right the Borrower and any other Person (including, without limitation, any one or more of the Guarantors) who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations hereby waive to the extent permitted by applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

               (a) proceed against the Borrower with or without proceeding against any Person (including, without limitation, any one or more of the Guarantors) who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations;

               (b) proceed against the Borrower with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

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

               (c) without reducing or impairing the obligation of the Borrower and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

               (d) without reducing or impairing the obligations of the Borrower and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of Advances under the Revolving Loan under this Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

     Section 8.4 Severability.

     In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

               (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

               (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

               (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Borrower to the Lender shall become immediately due and payable; and

               (d) if the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

     Section 8.5 Assignments by Lender.

     The Lender may, without notice to, or consent of, the Borrower, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

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

     Section 8.6 Successors and Assigns.

     This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

     Section 8.7 Continuing Agreements.

     All covenants, agreements, representations and warranties made by the Borrower in this Agreement, in any of the other Financing Documents, and in any certificate delivered pursuant hereto or thereto shall survive the making by the Lender of the Loan and the execution and delivery of the Note, shall be binding upon the Borrower regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Lender's request, and as a condition of the release of any one or more of the Security Documents, the Borrower and other Persons obligated with respect to the Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender, its agents and others, or to the extent there are, the same are waived and released.

     Section 8.8 Enforcement Costs.

     The Borrower shall pay to the Lender on demand all Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrower shall pay, as part of the Enforcement Costs, upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

     Section 8.9 Applicable Law; Jurisdiction.

          8.9.1 Applicable Law.

          As a material inducement to the Lender to enter into this Agreement, the Borrower acknowledges and agrees that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrower, one or more of the Financing Documents may be executed elsewhere. The Lender acknowledges, however, that remedies under certain of the Financing Documents that relate to property outside the State may be subject to the laws of the state in which the property is located.

          8.9.2 Jurisdiction.

          The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Borrower in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

          8.9.3 Service of Process.

          The Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrower at the Borrower's address designated in or pursuant to Section 8.1 (Notices). The Borrower irrevocably agrees that such service (y) shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding, and (z) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

     Section 8.10 Duplicate Originals and Counterparts.

     This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

     Section 8.11 No Agency.

     Nothing herein contained shall be construed to constitute the Borrower as the Lender's agent for any purpose whatsoever or to permit the Borrower to pledge any of the Lender's credit. The Lender shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. The Lender shall not, by anything herein or in any of the Financing
Documents or otherwise, assume any of the Borrower's obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

     Section 8.12 Date of Payment.

     Should the principal of or interest on the Note become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall be payable thereon at the rate per annum specified in the Note during such extension.

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

     Section 8.13 Entire Agreement.

     This Agreement is intended by the Lender and the Borrower to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Borrower shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

     Section 8.14 Waiver of Trial by Jury.

     THE BORROWER AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

     This waiver is knowingly, willingly and voluntarily made by the Borrower and the Lender, and the Borrower and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

     Section 8.15 Liability of the Lender.

     The Borrower hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

     By inspecting the Collateral or any other properties of the Borrower or by accepting or approving anything required to be observed, performed or fulfilled by the Borrower or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

     Section 8.16 Indemnification.

     The Borrower agrees to indemnify and hold harmless the Lender, the Lender's parent and Affiliates and the Lender's parent's and Affiliates' officers, directors, shareholders, employees and agents (each an "Indemnified Party," and collectively, the "Indemnified Parties"), from and against any and all claims, liabilities, losses, damages, costs and expenses (whether or not such Indemnified Party is a party to any litigation), including without limitation, reasonable attorney's fees and costs and costs of investigation, document production, attendance at depositions or other discovery, incurred by any Indemnified Party with respect to, arising out of or as a consequence of (a) this Agreement or any of the other Financing Documents, including without limitation, any failure of the Borrower to pay when due (at maturity, by acceleration or otherwise) any principal, interest, fee or any other amount due under this Agreement or the other
Financing Documents, or any other Event of Default (b) the use by the Borrower of any proceeds advanced hereunder; (c) the transactions contemplated hereunder; or (d) any claim, demand, action or cause of action being asserted against (i) the Borrower or any of its Affiliates by any other Person, or (ii) any Indemnified Party by the Borrower in connection with the transactions contemplated hereunder. Notwithstanding anything herein or elsewhere to the contrary, the Borrower shall not be obligated to indemnify or hold harmless any Indemnified Party from any liability, loss or damage resulting from the gross negligence or willful misconduct (as determined by a final non-appealable order by a court of competent jurisdiction)of such Indemnified Party. Any amount payable to the Lender under this Section will bear interest at the Post-Default Rate from the due date until paid.


                        [Signatures follow on next page]

                                Signature Page to
                    Financing and Security Agreement between
                                Payments Inc. and
                     Manufacturers and Traders Trust Company


     IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                        PAYMENTS INC.



______________________________            By:____________________________(Seal)
                                              Barry B. Goldstein
                                              President


WITNESS OR ATTEST:                        MANUFACTURERS AND TRADERS
                                          TRUST COMPANY



______________________________            By:____________________________(Seal)
                                              Maryanne Gruys
                                              Vice President

                                LIST OF EXHIBITS

A.   Revolving Credit Note

B.   Perfection Certificate

C.   Form of Compliance Certificate

D.   Borrower Financial Reports and Information

E.   Carrier Eligibility

F.   Form of Premium Finance Agreement

G.   Premium Finance Licenses





                                LIST OF SCHEDULES


Schedule 4.1.9 Litigation


Schedule 4.1.12 Other Indebtedness


Schedule 4.1.19 Employee Relations


Schedule 4.1.22 Permitted Liens

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